Exhibit 10(E)

                                  OFFICE LEASE

                                     Between

                             LEXIN CELEBRATION, LLC
                                   as Landlord

                                       and

                            VOX COMMUNICATIONS CORP.
                                    as Tenant

                                      Dated

                                January 25, 2005

                              DOWNTOWN CELEBRATION
                              CELEBRATION, FLORIDA

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.  DEFINITION ............................................................    1
2.  TERM ..................................................................    8
3.  CONSTRUCTION OF PREMISES ..............................................    8
4.  UTILITIES .............................................................   11
5.  SIGNAGE ...............................................................   12
6.  USE AND OPERATION OF PREMISES .........................................   12
7.  ENVIRONMENTAL COMPLIANCE ..............................................   14
8.  SECURITY DEPOSIT ......................................................   15
9.  RENT ..................................................................   15
10. COMMON PROPERTY .......................................................   17
11. COMMON EXPENSES .......................................................   18
12. ADVERTISING AND PROMOTION .............................................   21
13. INSURANCE .............................................................   22
14. DAMAGE OR DESTRUCTION .................................................   24
15. ALTERATIONS AND REMOVALS ..............................................   25
16. MAINTENANCE AND REPAIRS ...............................................   26
17. LANDLORD'S RIGHT TO INSPECT ...........................................   28
18. ASSIGNMENT AND TRANSFER; SUBLETTING ...................................   28
19. LANDLORD'S INTEREST NOT SUBJECT TO LIENS ..............................   29
20. EMINENT DOMAIN ........................................................   30
21. SUBORDINATION AND ATTORNMENT ..........................................   31
22. END OF TERM ...........................................................   33
23. INDEMNITY .............................................................   34
24. DEFAULT; LANDLORD'S LIEN ..............................................   34
25. NO ABATEMENT OF RENT ..................................................   38
26. NOTICES ...............................................................   39
27. MISCELLANEOUS .........................................................   40

EXHIBIT "A"    -    Graphic Depiction of Downtown Celebration Property
EXHIBIT "B"    -    Downtown Celebration Site Plan
EXHIBIT "C"    -    Premises Floor Plan
EXHIBIT "D"    -    Tenant's Work
EXHIBIT "D-1"  -    Landlord's Work
EXHIBIT "E"    -    Permitted Use of Premises
EXHIBIT "F"    -    Downtown Celebration Office Building Rules and Regulations
EXHIBIT "G"    -    Guaranty
EXHIBIT "H"    -    Downtown Celebration Common Expenses - List of Items and
                    Charges
EXHIBIT "I"    -    Extension Option

                                  OFFICE LEASE
                                  ------------

      THIS OFFICE LEASE (this "Lease") is made and entered into by and between LEXIN CELEBRATION LLC, a Delaware limited liability company authorized to transact business in the State of Florida ("Landlord"), and VOX COMMUNICATIONS CORP., a Delaware corporation authorized to transact business in the State of Florida ("Tenant"), who covenant and agree as follows:

                              W I T N E S S E T H:
                              --------------------

      Subject to the terms and conditions of this Lease, Landlord leases to Tenant and Tenant hires from Landlord the Premises. In addition to all other rights which it has under this Lease, Landlord expressly reserves all rights relative to the Building which are not expressly and specifically granted to Tenant under this Lease.

      Landlord and Tenant covenant and agree:

                             BASIC LEASE PROVISIONS

1. Definitions: The following terms, as used in this Lease, shall have the following meanings in this Lease and all exhibits to this Lease.

      1.1. Definitions.

            ADA:                          (See Section 3.4)

            Additional Rent:              (See Section 9.3 and Section 11.1)

            Address for Notices:          If to Landlord:

                                          Lexin Celebration LLC
                                          720 Celebration Avenue, Suite 130
                                          Celebration, Florida 34747
                                          Attention: Property Manager
                                          Facsimile: (407) 566-4705
                                          Telephone: (407) 566-4007

                                          With a copy to:

                                          Lexin Celebration LLC
                                          c/o Lexin Capital LLC
                                          654 Madison Avenue, Suite 703
                                          New York, New York 10021
                                          Attention:  Metin Negrin
                                          Facsimile: (212) 750-3505
                                          Telephone: (212) 750-3500

                                          If to Tenant:
                                          Vox Communications Corp.
                                          610 Celebration Avenue Suite # 120
                                          Celebration, Florida 34747
                                          Facsimile: (321) 939 2336
                                          Telephone: (321) 559 1414

            Address for Payments:         Lexin Celebration LLC
                                          720 Celebration Avenue, Suite 130
                                          Celebration, Florida 34747

            Allocated Percentage Share
            of Building Common Expenses:  5.90%  (See   Section   11.4),   which
                                          percentage the parties acknowledge has
                                          been  agreed  upon  for  all  purposes
                                          herein, unless adjusted as provided in
                                          Section  1.3,  Section 11.4 or Section
                                          11.5.

            Allocated Percentage Share
            of the Designated Office
            Share of Downtown
            Celebration Common Expenses:  2.02%  (See   Section   11.2),   which
                                          percentage the parties acknowledge has
                                          been  agreed  upon  for  all  purposes
                                          herein, unless adjusted as provided in
                                          Section 11.2 or Section 11.5.

            Allocated Percentage Share
            of Downtown Celebration
            Office Common Expenses:       2.02%  (See   Section   11.3),   which
                                          percentage the parties acknowledge has
                                          been  agreed  upon  for  all  purposes
                                          herein, unless adjusted as provided in
                                          Section 11.3, or Section 11.5.

            Alteration:                   (See Section 15.1)

            Association:                  Celebration   Non-Residential   Owners
                                          Association,     Inc.,    a    Florida
                                          not-for-profit corporation.

            Association Declaration:      Declaration  of Covenants,  Conditions
                                          and   Restrictions   for   Celebration
                                          Non-Residential  Properties,  recorded
                                          in Official  Records  Book 1248,  Page
                                          28, of the  Public  Records of Osceola
                                          County,  Florida,  as  supplemented by
                                          the   Supplemental    Declaration   of
                                          Covenants, Conditions and Restrictions
                                          for     Celebration     Nonresidential
                                          Properties,  recorded on September 22,
                                          1995 in  Official  Records  Book 1282,
                                          Page 628,  Public  Records  of Osceola
                                          County,  Florida, as the same may have
                                          been  and may  hereafter  be  amended,
                                          supplemented and/or modified from time
                                          to time.

            Attractions:                  (see Theme Park definition)

            Base Rent:                    Annual Base Rent                     Annual
                                          Per Lease Year:   Per Sq. Ft         Base Rent
                                          ---------------   ----------         ---------
                                                1           $18.00             34,272.00
                                          2-3 inclusive     (See Section 9.1)
                                          4-8 inclusive     (See Exhibit "I")

            Broker:                       None (See Section 28.10)

            Building:                     The  office   building  in  which  the
                                          Premises  is located  within  Downtown
                                          Celebration  located  at 610  Sycamore
                                          Street, Celebration, Florida.

            Building Common Expenses:     (See Section 11.4)

            CDD: Celebration Community Development District, a unit of special purpose government created pursuant to the provisions of Chapter 190, Florida Statutes.

            CPI:                          (See Section 9.1)

            CPI Index:                    (See Section 9.1)

            Commencement Date:            February 1, 2005

            Common Expenses:              (See Section 11.1)

            Common Property:              The  Downtown  Celebration  Buildings,
                                          together  with certain land and common
                                          facilities  and  improvements  as  the
                                          same may now or  hereafter be located,
                                          constructed,  developed,  or relocated
                                          on the Downtown  Celebration  Property
                                          and   which  is   available   for  the
                                          non-exclusive common and joint use and
                                          benefit of Landlord,  Tenant,  and all
                                          other tenants,  owners,  and occupants
                                          of  Downtown   Celebration  and  their
                                          respective     employees,      agents,
                                          licensees,  customers,  and  invitees.
                                          Common  Property may include,  but not
                                          be  limited  to,  all  roofs and other
                                          exterior  and  structural  elements of
                                          Downtown    Celebration     Buildings,
                                          elevators,     stairways,     sidewalk
                                          entrances,     hallways,    corridors,
                                          interior walkways, entrances and exits
                                          to   Downtown   Celebration,   service
                                          roads,    parking   areas   owned   by
                                          Landlord,   loading  areas,   lighting
                                          systems,  lawn and landscaping  areas,
                                          irrigation systems,  ponds, lakes, and
                                          drainage systems,  utility lines, pipe
                                          systems  and   facilities   (excluding
                                          those,   if  any,   owned  by  utility
                                          companies   providing   such   utility
                                          services to Downtown Celebration), and
                                          signs and signage  facilities owned by
                                          Landlord.

            Condenser Water System:       Shall mean the central condenser water
                                          system     serving    the     Downtown
                                          Celebration    Buildings   and   shall
                                          include  a  central   cooling   tower,
                                          condenser   water  supply  and  return
                                          lines and other related equipment.

            Default Rate:                 The lesser  of: (i) 18% per annum;  or
                                          (ii) the highest rate of interest then
                                          allowable pursuant to Florida law.

            Deposit: Four Thousand Two Hundred Eigthy-Five and 00/100 Dollars ($4,285.00)

            Designated Office Share of
            Downtown Celebration Common
            Expenses:                     (See Section 11.2)

            Downtown Celebration:         A mixed-used  district  located on the
                                          Downtown  Celebration  Property  which
                                          may  include,  but not be limited  to,
                                          such   uses   as   retail    shopping,
                                          restaurants,   professional   offices,
                                          residential   apartments,   and  other
                                          uses.

            Downtown Celebration
            Building(s):                  Multi-tenant   mixed-used   buildings,
                                          both  attached  and  detached,  single
                                          level and multi-level,  located within
                                          Downtown Celebration.

            Downtown Celebration Common
            Expenses:                     (See Section 11.2 and Exhibit "H")
                                                                -----------

            Downtown Celebration Office
            Common Expenses:              (See Section 11.3)

            Downtown Celebration
            Property:                     A portion of the real  estate  project
                                          known as Celebration,  Florida, and as
                                          generally   depicted  on  Exhibit  "A"
                                          attached to this Lease.

            Downtown Celebration
            Site Plan:                    The  schematic  site plan of  Downtown
                                          Celebration  as  depicted  on  Exhibit
                                          "B",  a copy of which is  attached  to
                                          this Lease.

            Entertainment Company:        Any  person or entity  engaged  in the
                                          business of owning  (which  shall mean
                                          owning a ten percent  (10%) or greater
                                          interest  in),  managing or  operating
                                          one (1) or more Theme Parks.

            Event of Default:             (See Section 25)

            Execution Date:               The date when the last one of Landlord
                                          and Tenant  has  signed and  delivered
                                          this Lease.

            Extension Option:             (See Exhibit "I")
                                               -----------

            Extension Option Term:        (See Exhibit "I")
                                               -----------

            Guarantor:                    (See Section 24.1)

            Hazardous Materials:          (See Section 7.1)

            Holidays:                     (See Exhibit "F")
                                               -----------

            HVAC System(s):               Shall  mean the  heating,  ventilating
                                          and   air   conditioning    system(s),
                                          including ducted supply,  distribution
                                          and return air through an open ceiling
                                          plenum,   installed   by  Landlord  in
                                          Downtown     Celebration     Buildings
                                          intended  to be occupied by one (1) or
                                          more Office Tenants.

            Landlord's Work:              (See Section 3.1 and Exhibit "D-1")
                                                               -------------

            Lease Year:                   A  period  comprised  of  twelve  (12)
                                          consecutive calendar months. The first
                                          "Lease  Year"  shall  commence  on the
                                          first day of the first month following
                                          the  month in which  the  Commencement
                                          Date  occurs  (hereinafter  the "Lease
                                          Year  Commencement  Date")  and  shall
                                          expire   on   the   day    immediately
                                          preceding the first anniversary of the
                                          Lease    Year     Commencement    Date
                                          (hereinafter     the    "Lease    Year
                                          Termination  Date").   Notwithstanding
                                          the  foregoing,  if  the  Commencement
                                          Date should fall on the first day of a
                                          month,  such date  shall be deemed the
                                          Lease Year  Commencement  Date and the
                                          date which  immediately  precedes  the
                                          first  anniversary  of the Lease  Year
                                          Commencement  Date shall be deemed the
                                          Lease  Year  Termination   Date.  Each
                                          succeeding  Lease Year shall  commence
                                          on  the  day  after  the  Lease   Year
                                          Termination   Date  of  the  preceding
                                          Lease  Year  and  shall  continue  for
                                          twelve   (12)   consecutive   calendar
                                          months.

            Office Tenant:                (See Section 11.3)

            Operating Hours:              (See Section 6.3)

            Permitted Name:               Vox  Communications,  subject  to  the
                                          provisions of Exhibit "E".
                                                        -----------

            Permitted Use:                (See Section 6.1 and Exhibit "E")
                                                               -----------

            Plans and Specifications:     (See Section 3.2)

            Plan Submittal Date:          On or before  the date which is thirty
                                          (30) days after the Execution Date.

            Possession Date:              The  date on which  possession  of the
                                          Premises  is first made  available  to
                                          Tenant by Landlord.

            Possession Notice:            (See Section 3.1)

            Premises:                     The  Premises  shall  consist  of  and
                                          include that portion of interior space
                                          within the first and second  floors of
                                          the "Building" located at 610 Sycamore
                                          Street, Celebration, Florida 34747 and
                                          known as Unit (or  Suite)  120 and 225
                                          as shown on the  Downtown  Celebration
                                          Site Plan  attached  hereto as Exhibit
                                          "B"   and    shall    be    configured
                                          approximately as shown on the Premises
                                          Floor Plan attached  hereto as Exhibit
                                          "C",   together   with   all   rights,
                                          privileges,  and easements appurtenant
                                          thereto.

            Premises Floor Plan:          The   schematic   floor  plan  of  the
                                          Premises  as  depicted  on Exhibit "C"
                                          attached to this Lease.

            Projected Possession Date:    February 1, 2005

            Rent (or Rents):              Base  Rent and all  other  monies  and
                                          sums  due  to  Landlord   from  Tenant
                                          hereunder as Additional Rent.

            Rentable Floor Area:          One Thousand Nine Hundred Four (1,904)
                                          square feet,  which square footage the
                                          parties  acknowledge  has been  agreed
                                          upon for all purposes herein.

            Restricted Uses:              (See Section 6.1)

            Signs:                        (See Section 5.1)

            Taking:                       (See Section 20.1)

            Tenant's Share:               (See Sections 11.2, 11.3 and 11.4)

            Tenant's Work:                (See Section 3.3 and Exhibit "D")
                                                               -----------

            Tenant's Work Completion
            Date:                         On or before  the date  which is sixty
                                          (60) days  after the  Possession  Date
                                          (See Section 3.8)

            Term or Lease Term:           Three  (3)   years,   subject  to  the
                                          provisions of Section 2.1

            Termination Date:             The  day  immediately   preceding  the
                                          third (3rd)  anniversary  of the first
                                          Lease Year Commencement Date.

            Theme Park:                   (a)  all   facilities,   the   primary
                                          business of which is offering rides or
                                          amusement devices, including,  without
                                          limitation, attractions, game arcades,
                                          rides  and  shows,   virtual   reality
                                          and/or  other  similar   entertainment
                                          devices   and   other    entertainment
                                          elements,  regardless  of  whether  an
                                          admission fee is charged (collectively
                                          "Attractions");  and  (b)  any and all
                                          areas   and   facilities   (including,
                                          without limitation,  resorts, shopping
                                          areas,  golf courses and  restaurants)
                                          associated,  and/or commonly marketed,
                                          with such Attractions.

      1.2. Demise. Landlord, for and in consideration of the Rents herein reserved and required to be paid by Tenant and of the covenants, promises and agreements herein contained and required to be kept, observed and performed by Tenant, does hereby demise, let and lease unto Tenant, and Tenant, for and in consideration of the foregoing demise by Landlord and of the covenants, promises and agreements herein contained and required to be kept, observed and performed by Landlord, does hereby hire, lease and take as Tenant from Landlord, the Premises for the Term and for the Permitted Use set forth on Exhibit "E" attached hereto and made a part hereof, and for no other use or purpose, and on those terms and conditions hereinafter specified in this Lease.

      1.3. Premises.

            1.3.1. The Premises shall include only the space and appurtenances specifically demised and granted in this Lease, with Landlord hereby specifically excepting and reserving for and unto itself, the roof, the air space above the roof, the space and ground below the floor, the dividing walls between the Premises and the adjoining premises within the Building, if any, and the exterior walls of the Premises, if the Premises occupies less than the entire Building, and the Building, including the storefront, and including the right to install, maintain, use, repair and replace conduits, utility lines, wires, pipes and duct work in and through the Premises. Landlord and Tenant agree that the Rentable Floor Area stated in Section 1 of this Lease shall be used in the calculation of Base Rent and other sums as appropriate under this Lease, notwithstanding any variation of the actual rentable floor area of the Premises from such Rentable Floor Area.

            1.3.2. Landlord shall have the right, either before the commencement of or during the Term, upon not less than thirty (30) days written notice to Tenant, to change the location of the Premises to another location within the Building or another Downtown Celebration Building, provided that the new location is reasonably similar in size. If Tenant is occupying the Premises when Landlord exercises its rights hereunder, Landlord, at its expense, shall remove, relocate and reinstall Tenant's equipment (including telephones), furniture and fixtures in the new premises, and redecorate the new premises so that they will substantially resemble the former Premises. Upon completion of the change in location of the Premises, the parties shall execute an amendment to this Lease which sets forth the new description of the Premises and amends any other terms of this Lease, if any, required to be amended as a result of the relocation of the Premises.

      1.4. Quiet Enjoyment. Landlord covenants and agrees that so long as Tenant shall timely pay all Rents due to Landlord from Tenant hereunder and keep, observe and perform all covenants, promises and agreements on Tenant's part to be kept, observed and performed hereunder, Tenant shall and may peacefully and quietly have, hold and occupy the Premises free of any interference from Landlord; subject, however, to each of the terms, provisions and conditions of this Lease.

2. TERM.
   -----

      2.1. Term. Unless sooner terminated as elsewhere provided in this Lease, the Term of this Lease shall be as set forth in Section 1 of this Lease, and shall commence at 12:01 a.m. on the Commencement Date and shall cease, terminate and expire at 11:59 p.m. on the Termination Date.

      2.2. Early Termination. If and only if: (i) Tenant shall not then be in default under the terms of the Lease; (ii) neither Tenant nor any of Tenant's Affiliates shall then be in default under any other agreement between Tenant or any of Tenant's Affiliates and Landlord and any of Landlord's Affiliates; and
(iii) Landlord and Tenant execute and deliver a valid lease for another space that is owned and/or managed by Landlord, and which space has a Rentable Floor Area in excess of One Thousand Nine Hundred Four (1,904) square feet, then, upon the execution and delivery of such new lease, Landlord hereby agrees to terminate the Lease.

      2.3. Commencement Date; Possession.

            2.3.1. The Term of this Lease shall commence on the Commencement Date as defined in Section 1 hereof. Possession of the Premises shall be delivered by Landlord and accepted by Tenant on the Possession Date. If the Commencement Date is delayed because of failure to complete any alteration or construction work or for any other reason not attributable to fault on the part of Tenant, or if Landlord is unable to deliver possession of the Premises on the Commencement Date by reason of the holding over of any prior tenant, Tenant shall not be required to commence payment of rent until the Commencement Date has occurred and Landlord has delivered possession of the Premises to Tenant. However, nothing set forth in this section will operate to extend the Lease Term and rent abatement will be the full extent of Landlord's liability to Tenant on account of the delay. Landlord shall determine the Commencement Date as provided in Section 1.1 and shall notify Tenant of the date so determined. Tenant shall, if Landlord so requests, thereafter execute a letter confirming the Commencement Date and the expiration date of this Lease.

            2.3.2. Notwithstanding that the Commencement Date shall be established in the manner and on the date provided in this Section 2.3, Tenant and Landlord acknowledge and agree that this Lease is binding upon them as of the Execution Date, and all obligations of Tenant, other than the obligation to pay Rents, shall commence as of the Execution Date.

      2.4. Acceptance of Possession. At the time this Lease is executed, Tenant certifies that it has inspected the Premises and accepts the same in its existing "AS IS" "WHERE IS" condition except for Landlord's Work as provided in Exhibit "D-1" attached hereto. Upon substantial completion of Landlord's Work, Landlord shall notify Tenant in writing that possession of the Premises is being delivered to Tenant (the "Possession Notice"). Landlord's Work shall be deemed substantially complete when the work is completed in such a fashion as to enable Tenant to begin performance of Tenant's Work. A certificate by Landlord's architect certifying that substantial completion of Landlord's Work has occurred shall be binding and conclusive upon Tenant. Landlord shall have no responsibility or liability for any damage to or loss of property as a result of theft, vandalism or other act causing damage to the Premises.

3. CONSTRUCTION OF PREMISES.
   -------------------------

      3.1. Tenant's Plans and Specifications. Not later than the Plan Submittal Date, Tenant shall submit to Landlord for its review and approval, and, if necessary, resubmit the same from time to time within fifteen (15) days after receipt of written notice of disapproval thereof from Landlord, until the same are approved by Landlord, detailed drawings and plans and specifications of and for all interior improvements to be constructed and installed by Tenant in the Premises as Tenant's Work, including, without limitation, a layout, lighting plan, interior finish and material samples, typical display technique, if applicable, interior and exterior signage plans and specifications, store front, and any work or equipment to be done or installed by Tenant affecting any structural, mechanical or electrical part of the Premises, the Building, or any other portion of Downtown Celebration, and also showing all Trade Fixtures to be installed therein by Tenant (the "Plans and Specifications"). The Plans and Specifications shall be prepared by a licensed architect. Tenant shall not commence the construction and installation of any of Tenant's Work or Trade Fixtures unless and until Landlord shall give its written consent and approval to the Plans and Specifications, which consent Landlord may grant or withhold in its sole and absolute discretion. Upon Tenant's receipt of: (i) Landlord's approval of the Plans and Specifications; and (ii) the Possession Notice, Tenant shall promptly thereafter, and at its sole cost and expense, diligently seek and obtain all necessary building permits and governmental approvals required to enable Tenant to construct Tenant's Work.

      3.2. Tenant's Work. Within fifteen (15) days following the later of: (a) the Possession Date; or (b) Tenant's receipt of written notice from Landlord approving the Plans and Specifications, Tenant shall, at its expense, and to the extent necessary, commence the construction and installation within the interior of the Premises of those improvements more particularly listed and described on the schedule of work to be accomplished by Tenant attached hereto as Exhibit "D-1" ("Tenant's Work"). Tenant shall cause all of Tenant's Work to be completed and a certificate of occupancy issued therefore, on or before Tenant's Work
Completion Date. Tenant warrants and represents to Landlord that all such Tenant's Work will be of first-class quality and shall be performed in a good and workmanlike manner and in conformance with all applicable laws, ordinances, requirements, orders, directions, rules and regulations of all governmental authorities, and in accordance with the Plans and Specifications. The contractor selected by Tenant to perform Tenant's Work shall be approved by Landlord in writing prior to commencement of construction, and the construction contract to be executed by Tenant and its contractor for Tenant's Work shall expressly provide that contractor must deliver to Tenant and Landlord, prior to commencement of construction, a payment and performance bond for the full amount of the contract price and in the form prescribed by Section 713.23 (c), Florida Statutes, as amended from time to time, which bond shall name Landlord as a joint obligee. The payment and performance bond must be issued by a surety insurer authorized to do business in the state of Florida. Simultaneously with the construction and installation, or immediately following the completion of Tenant's Work, as aforesaid, but in any event not later than the Commencement Date, Tenant shall cause to be installed within the Premises all trade fixtures reasonably required for the operation, as conducted by Tenant, of the business contemplated by this Lease to be operated on, in and from the Premises, including those trade fixtures, if any, contemplated, shown and described on the Plans and Specifications (the "Trade Fixtures"). Trade Fixtures so installed in the Premises by Tenant shall be new and of first-class quality and workmanship. Tenant shall not install, or allow to be installed, any work of "visual art" (as described in 17 U.S.C. ss. 101 - 113 et seq. or successor statutes) in which is incorporated in or made part of the Building without Landlord's express prior written consent, which consent may be withheld at Landlord's sole and absolute discretion, and if granted, such consent shall be upon such terms and conditions as Landlord shall prescribe.

      3.3. Construction Process. The provisions of this Article 3 and of Article 15, and Exhibit "D" to this Lease, shall apply to the improvement of the Premises in the first instance, and any future modifications, alteration or renovations to the Premises, and, unless clearly inapplicable, to all reconstruction or restoration performed pursuant to any other portion of this Lease by Tenant. Landlord's approval of the Plans and Specifications, if any, shall not be construed as approval of the structural adequacy or integrity of the work detailed therein, or of the conformity of the same to applicable building codes and other legal requirements; it being agreed that Tenant shall indemnify, defend, save and hold Landlord harmless from and against, and reimburse Landlord for, any and all obligations, damages, injunctions, suits, fines, penalties, demands, claims, costs, expenses, actions, liabilities, suits, proceedings and losses of whatever nature (including, without limitation, Attorneys' Fees and court costs), arising therefrom. Any work which does not conform with the Plans and Specifications, if so required by Landlord or by law, shall be removed or reconstructed by Tenant, at Tenant's sole cost and expense.

      3.4. Compliance With Laws. Before the commencement of Tenant's Work, if any, the Plans and Specifications shall be filed with and approved by all governmental departments or authorities having or claiming jurisdiction of or over the Premises or the

Building, if required by such departments or authorities, and with any public utility companies having an interest therein, if required by such utility companies. In any such work (and all other work performed within the Premises by Tenant) Tenant shall comply with all applicable laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments (including, without limitation, the Americans With Disabilities Act of 1990, the Florida Americans With Disabilities Accessibility Implementation Act, and the related implementing regulations, codes, rules and guidelines as may be amended from time to time (collectively, the "ADA"), and of all other governmental authorities having or claiming jurisdiction of or over the Premises or the Building or any part of either, and of all their respective departments, bureaus and offices, and with the requirements and regulations, if any, of such public utilities, of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or of any other body exercising similar functions, and of all insurance companies then writing policies covering the Building or any part thereof. There shall be no encroachment on any street right-of-way, sidewalk or on any adjoining premises, including, without limitation, the Common Property, by any of the Tenant's Work. All of Tenant's Work shall be performed at Tenant's cost and expense and free of any expense to Landlord and free of any liens on Landlord's fee simple interest or on Tenant's leasehold interest in the Premises.

      3.5. Construction Schedule. Prior to the commencement of Tenant's Work, Tenant shall furnish to Landlord a detailed construction schedule and thereafter, shall promptly notify Landlord of any substantial changes therein. If there should at any time be a stoppage of work in excess of, or anticipated by Tenant to be in excess of, fifteen (15) days and such stoppage was not provided for in the construction schedule, Tenant shall promptly provide Landlord with written notice thereof, together with a statement of the reason or reasons therefore. Landlord may declare that an Event of Default by Tenant has occurred if all work on constructing Tenant's Work ceases for more than thirty
(30) consecutive days or if all construction work is not completed as of the "Tenant's Work Completion Date" as set forth on the construction schedule (the Force Majeure article hereof shall be inapplicable to the provisions of this Section for a period in excess of thirty (30) days in the aggregate). Tenant recognizes that, from time to time, there may be other on-going activities in the Building or in other portions of Downtown Celebration, and if so, Tenant agrees to coordinate Tenant's Work with such other activities so as not to interfere with such other on-going activities. Landlord shall have the right to inspect any of Tenant's Work at all times during normal working hours and to send to the Premises for that purpose (at its own expense) such architects, engineers and other technical persons as it may deem necessary so long as such inspections and persons maintained at the Premises do not unreasonably interfere with Tenant's Work (but Landlord shall not thereby assume any responsibility for the proper performance of the work in accordance with the terms of this Lease, nor any liability arising from the improper performance thereof).

      3.6. Completion. Upon substantial completion of Tenant's Work in accordance with the Plans and Specifications, Tenant shall procure and provide Landlord with a copy of: (i) a certificate of occupancy from the appropriate governmental authorities verifying the substantial completion thereof as aforesaid; and (ii) a certificate from the architect(s) in charge of Tenant's Work verifying that Tenant's Work has been completed in accordance with the Plans and Specifications. The issuance of the foregoing shall not be deemed to relieve Tenant of its obligation under the terms of this Lease to complete any such work in accordance with the Plans and Specifications. Promptly following completion of Tenant's Work, Tenant shall deliver to Landlord a complete set of "as built" drawings for the Premises detailing all of Tenant's Work.

      3.7. Obligations of Tenant Prior to and Upon Entry. Prior to entering the Premises, Tenant shall furnish to Landlord evidence of insurance coverage as required in Article 13 hereof, and, in addition, shall deliver to Landlord satisfactory proof that all workmen of Tenant, if any, and all of its contractors and subcontractors entering upon the Premises, shall be covered by workers' compensation insurance as required by law. Landlord may require Tenant, before entering upon the Premises for performance of Tenant's Work, to give to Landlord proof reasonably satisfactory to Landlord of Tenant's financial ability to complete and fully pay for Tenant's Work prior to opening for business, or, in lieu thereof, either: (a) to furnish to Landlord a bond in an amount satisfactory to Landlord, written by a surety company acceptable to Landlord, guaranteeing the completion of Tenant's Work free of all liens; or (b) to deposit in escrow with Landlord (without any obligation on the part of Landlord to pay interest thereon), the estimated sum required to complete Tenant's Work, in which event Landlord will disburse such sums as Tenant's Work is performed in the Premises.

      3.8. Additional Remedies - Failure to Complete Tenant's Work. If Tenant fails to complete Tenant's Work, if any, on or before the Tenant's Work Completion Date, Landlord may, at its option, in addition to and not in limitation of Landlord's other remedies, enter upon the Premises and either: (a) restore the Premises to the condition it was in before Tenant began completing Tenant's Work; or (b) do whatever is required to complete Tenant's Work, including, in either case, but not limited to, taking possession of all materials, plans, tools, fixtures, machines and other equipment situated therein, and proceeding with all of Tenant's contracts, using Tenant's contractors, and Landlord shall have no liability to Tenant for any loss or damage resulting in any way from such action by Landlord, and Tenant agrees to pay promptly upon demand any expense incurred by Landlord in taking such action, with interest thereon, at the Default Rate, if not so paid on demand.

4. UTILITIES.
   ----------

      4.1. Landlord's Election to Supply. Landlord shall exercise reasonable efforts to cause the appropriate utility companies to provide reasonable quantities of electricity and water sufficient to meet the Permitted Use. The cost of reasonable usage (i.e. consumption) of such utilities shall be included in "Building Common Expenses" in accordance with Section 11.4; provided, however, that Landlord reserves the right to separately meter or submeter the same and collect from Tenant (in addition to Building Common Expenses), as Additional Rent, the amount, if any, by which Tenant's consumption of these utilities exceeds the average square foot consumption of electricity and water in other leased premises in the Building. In addition, Landlord shall have the right to install check-meters in the Premises or the Building (as appropriate) from time to time in order to determine the amount of Tenant's actual consumption of utilities. In the event Landlord shall elect or be required to install in the Premises or the Building, individual meters, submeters or other devices to measure any or all of the utilities consumed in the Premises, Tenant shall pay to Landlord the costs and expenses incurred for said meters and the installation thereof in the Premises.

      4.2. Interruption of Utility Services. Notwithstanding anything to the contrary contained in this Lease, Landlord shall have no liability or responsibility for any loss or damage occasioned by any interruption or failure in the supply of any utility services to the Premises or occasioned by any required termination of such utility services necessary to effect repairs or improvements or occasioned by any other interruption or cessation of such utility services for any cause or reason. No such interruption, termination or cessation of utility services shall relieve Tenant of any of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rents as and when the same shall be due.

      4.3. Heating and Air Conditioning Service. Landlord, as part of its development and construction of Downtown Celebration, has installed the Condenser Water System and the HVAC System. Notwithstanding the foregoing,
Landlord shall not be obligated to furnish additional heating and/or air conditioning for computers or special equipment, and in no event warrants against damage to same or the condition of same. Landlord shall not be liable to Tenant for any interruption or failure in the supply of heating or air conditioning service and no interruption, termination or cessation thereof shall relieve Tenant of any of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rents as and when the same shall be due.

5. SIGNAGE. Tenant shall neither place or maintain nor suffer to be placed or maintained (i) any sign, lettering or advertising matter (herein sometimes referred to collectively as "Signs") on the exterior of the Premises or on the glass of any window or door of the Premises, or (ii) Tenant shall not paint or decorate any part of the exterior of the Premises, or any part of the interior of the Premises which shall be visible from the exterior thereof or from the Common Property, without, in each instance, first obtaining Landlord's written approval, which approval Landlord may withhold in its sole and absolute discretion. Initial placement of, and any modifications to, or replacements of, such Signs shall be at the sole cost and expense of Tenant. If Tenant fails to comply with this Section, Landlord shall have the right, in addition to, and not in limitation of, its other rights and remedies, to remove the same and restore the Premises to the condition in which the same were prior to such act, and the cost of such removal and/or restoration shall be paid by Tenant as Additional Rent on demand. Tenant also agrees that it shall not place or maintain any free-standing Signs or sign standards or other advertising or promotional materials or media within or upon any of the Common Property (including, without limitation, any exterior sidewalks, hallways or walkways of the Building) without the prior written consent and approval of Landlord, which consent and approval Landlord may withhold in its sole and absolute discretion. Any flashing, beacon, strobe, chaser or other forms of special attention-getting lighting are prohibited. Additionally, Tenant shall not conduct or stage within or from the Premises or upon or from the Common Property, or permit any third party to conduct or stage within or from the Premises or upon or from the Common Property, any advertising or promotional or other media events without the prior written consent and approval of Landlord, which consent and approval Landlord may withhold in its sole and absolute discretion. Tenant shall maintain all Signs in a neat, clean and orderly fashion and in good condition and repair at all times. At the end of the Term or earlier termination of this Lease, Tenant shall, at its expense, remove all of its Signs from the Building and, upon removal thereof, at its expense, repair any damage to the Premises and said Building caused by such removal.

6. USE AND OPERATION OF PREMISES.
   ------------------------------

      6.1. Permitted Use. Tenant shall continuously use and occupy the Premises solely and exclusively for the Permitted Use and for absolutely no other use or purpose whatsoever. All uses other than the Permitted Use are "Restricted Uses". In the event that Tenant or any of its agents or employees shall fail to comply with the foregoing provisions of this Section 6.1, the same shall constitute an Event of Default by Tenant of its obligations under this Lease and then Tenant shall, without affecting or limiting any of the rights and remedies otherwise available to Landlord pursuant to the terms and provisions of this Lease, indemnify, defend, save and hold Landlord harmless from and against, and reimburse Landlord for, any and all obligations, damages, injunctions, suits, fines, penalties, demands, claims, costs, expenses, actions, liabilities, proceedings and losses of whatever nature (including, without limitation, Attorneys' Fees), arising from such failure to so comply with the provisions of this Section 6.1.

      6.2. Name. Throughout the term of this Lease, Tenant shall operate and conduct its business on, in and from the Premises under the Permitted Name and under no other name or trade name without the prior written consent and approval of Landlord, which consent or approval may be withheld in Landlord's sole and absolute discretion, it being expressly acknowledged and agreed to by Landlord and Tenant that the use by Tenant of the Permitted Name has established, developed and attached to that name or trade name considerable name recognition and customer goodwill, and that the continued use of that name or trade name is a material consideration for and inducement to Landlord's execution of this Lease and its demise of the Premises to Tenant.

      6.3. Continuous Operation; Hours of Operation. The actual opening and continuous operation of Tenant's business permitted by the Permitted Use upon the Premises is a material consideration for and inducement to Landlord's execution of this Lease and demise of the Premises to Tenant. Accordingly, there shall be no abandonment or vacancy of the Premises, or cessation or discontinuance of the operation of Tenant's business or change in the above-described Permitted Use of the Premises, without the prior written consent and approval of Landlord, which consent or approval may be withheld in Landlord's sole and absolute discretion. Tenant shall operate its business in the Premises (except when impracticable due to casualty or eminent domain) Monday through Friday of each week between the hours of 9:00 a.m. to 5:00 p.m. ("Operating Hours"). At Tenant's election, Tenant may also operate its business in the Premises Saturday and Sunday of each week any time between the hours of 9:00 a.m. to 5:00 p.m.

      6.4. Compliance with Laws. The Premises and all business operations conducted by Tenant on, in and from shall at all times be in compliance with all applicable laws, ordinances, statutes, rules, regulations, orders, directions and requirements of federal, state, county and municipal governments (including, without limitation, the ADA) and of all other governmental agencies or authorities having or claiming jurisdiction over the Premises or the business activities conducted thereon, therein or therefrom, and of all of their respective departments, bureaus, agencies or officers, and of any insurance underwriting board or insurance inspection bureau having or claiming such jurisdiction or any other body exercising similar functions and of all insurance companies from time to time selected by Landlord to write policies of insurance covering the Building and/or other portions of Downtown Celebration and any business or business activity conducted therein or therefrom.

      6.5. Compliance with Rules. The Premises and all business operations conducted by Tenant on, in and from the Premises from time to time shall at all times be in compliance with rules and regulations promulgated by (i) Landlord for and with respect to the operation of the Premises and Downtown Celebration, and (ii) the Association for and with respect to the operation of the Premises and Downtown Celebration pursuant to the provisions of the Association Declaration as the same may be changed, amended or modified from time to time. The failure of Tenant to comply with, abide by or conform to, said rules and regulations following written notice of failure by Landlord to Tenant, shall constitute an Event of Default by Tenant under this Lease. Landlord shall not be liable or responsible to Tenant for the violation of any such rules and regulations by any other tenant of Downtown Celebration or any other person or party, and the failure to enforce any such rules and regulations against Tenant or any other tenant of Downtown Celebration shall not constitute a waiver of Landlord's right to do so, nor shall it be deemed a default by Landlord hereunder, or excuse compliance therewith by Tenant. Tenant shall and hereby agrees to indemnify, defend, save and hold Landlord harmless from and against, and reimburse Landlord for, any and all obligations, damages, injunctions, suits, fines, penalties, demands, claims, costs, expenses, actions, liabilities, proceedings and losses of whatever nature (including, without limitation, Attorneys' Fees), incurred by Landlord arising directly or indirectly from, on account, or by reason of Tenant's failure to comply with any applicable rules and regulations. A copy of the existing Downtown Celebration rules and regulations promulgated by Landlord are attached hereto as Exhibit "F". A copy of any existing rules and regulations promulgated by the Association may be obtained from the Association.

      6.6. CDD and Association. Tenant acknowledges that the real property upon which Downtown Celebration is located is encumbered by the Association Declaration and that Landlord, as owner of Downtown Celebration, is a member of the Association. Tenant further acknowledges that Downtown Celebration is located in the CDD. Accordingly, pursuant to the provisions of Section 11.2 hereof, Tenant agrees to pay its proportionate share of the assessments levied against Landlord by the Association pursuant to the Association Declaration for the operation, maintenance and management of the real and personal property owned or operated by the Association, as well as the taxes and assessments levied against Landlord by the CDD for the establishment, operation, maintenance and management of the improvements undertaken by the CDD.

7. ENVIRONMENTAL COMPLIANCE.
   -------------------------

      7.1. No Storage or Disposal. Tenant shall not install, store, use, treat, transport or dispose (or permit or acquiesce in the installation, storage, use, treatment, transportation, discharge or disposal by Tenant, its agents, employees, independent contractors, or subtenants) on the Premises, the Building, the Common Property or any other portions of Downtown Celebration any:
(a) asbestos in any form; (b) urea formaldehyde foam insulation; (c) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million; or (d) any other chemical, material, air pollutant, toxic pollutant, waste, or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited or regulated by the Resource Conservation Recovery Act, the Comprehensive and Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, and/or the Clean Water Act or any other federal, state, county, regional, local or other governmental authority or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Premises or any other portions of Downtown Celebration, and which is either: (i) in amounts in excess of that permitted or deemed safe under applicable law; or (ii) in any manner which is prohibited or deemed unsafe under applicable law. (The substances referred to in (a), (b), (c) or (d) are collectively referred to hereinafter as "Hazardous Materials"). Tenant shall, at Tenant's own expense, comply with any presently existing or hereafter enacted laws relating to Hazardous Materials (collectively, "Cleanup Laws"). In furtherance and not in limitation of the foregoing, Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of the appropriate governmental authority (the "Authority") under the Cleanup Laws and shall promptly supply Landlord with copies of any notices, correspondence and submissions made by Tenant to or received by Tenant from any governmental authorities concerning environmental matters or Hazardous Materials. Should any Authority require that a cleanup plan be prepared and that a cleanup be undertaken because of the existence of Hazardous Materials which were installed, stored, used, treated, transported, disposed of or discharged in the Building or on the Premises, or on any portion of the Common Property or any other portion of Downtown Celebration by Tenant, its agents, employees, independent contractors or subtenants during the Term of this Lease, Tenant shall, at Tenant's own expense, prepare and submit the required plans and financial assurances and carry out the approved plans in accordance with such Cleanup Laws and to Landlord's satisfaction. At no expense to Landlord, Tenant shall promptly provide all information requested by Landlord for preparation of affidavits or other documents required by Landlord to determine the applicability of the Cleanup Laws to the Building, the Premises, or any such portion of the Common Property or any other portion of Downtown Celebration, as the case may be, and shall sign the affidavits promptly when requested to do so by Landlord. Tenant shall indemnify, defend, save and hold Landlord harmless from and against, and reimburse Landlord for, any and all obligations, damages, injunctions, fines, penalties, demands, claims, costs, expenses, actions, liabilities, suits, proceedings and losses of whatever nature (including, without limitation, Attorneys' Fees), and all cleanup or removal costs and all actions of any kind arising out of or in any way connected with the installation, storage, use, treatment, transporting, disposal or discharge of Hazardous Materials in the Building or on the Premises, or on any portion of the Common Property or any other portion of Downtown Celebration by Tenant, its agents, employees, independent contractors or subtenants during the Lease Term; and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all steps required by the Authority under the Cleanup Laws or any other environmental law.

      7.2. Survival. Tenant's liability pursuant to the terms of this Article shall survive the expiration or earlier termination of this Lease.

8. SECURITY DEPOSIT
   ----------------

      8.1. The Deposit. Tenant has, concurrently with the execution of this Lease, deposited with Landlord, and Landlord hereby acknowledges receipt of, the Deposit in the amount set forth in Section 1.1 of this Lease, which shall be held by Landlord, without accrual of interest for the benefit of Tenant, throughout the Term (except as otherwise provided herein), as partial security for the faithful performance by Tenant of all the terms and provisions of this Lease to be kept, observed and performed by Tenant. The Deposit shall not be pledged, assigned, transferred, mortgaged or otherwise encumbered by Tenant without the express prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole and absolute discretion, and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. Any funds paid by Tenant to Landlord as a Deposit pursuant o the terms of this Lease may be commingled with other funds of Landlord and need not be placed in trust, deposited in escrow or otherwise held in a segregated account.

      8.2. Application of Deposit. If any of the Rents herein reserved or any other sum of money payable by Tenant to Landlord hereunder shall be overdue or unpaid, or should Landlord make payments or advances on behalf of Tenant, or should Tenant fail to perform any of the terms of provisions of this Lease, then Landlord, at its option and without prejudice to any other right or remedy which Landlord may have on account thereof, may appropriate and apply the entire Deposit, or so much thereof as may be necessary to compensate of reimburse Landlord for the payment of any Base Rent, Additional Rent, or other sum due from Tenant to Landlord hereunder, or for any loss or damage sustained by Landlord due to such failure, breach, or default on the part of Tenant, including, without limitation, Attorneys' Fees incurred by Landlord on account thereof, and Tenant shall forthwith, upon demand of Landlord, restore the Deposit to the original amount thereof, as aforesaid. Failure to so restore the Deposit shall constitute an Event of Default of Tenant's obligations under this Lease.

      8.3. Return of Deposit. If Tenant shall fully comply with, abide by, and perform each and every one of the terms and provisions of this Lease during the term hereof and promptly pay to Landlord all Rents and all other sums payable hereunder by Tenant to Landlord as they become due, any portion of the Deposit not appropriated or applied by Landlord in accordance with the provisions of this Article shall be returned to Tenant, without interest, within thirty (30) days after the end of the Term of this Lease. Landlord shall not be required to return the Deposit, nor shall interest accrue, unless and until the Tenant has delivered to Landlord properly completed tax reporting documents (including, without limitation, a validly issued taxpayer identification number for Tenant and a Form W-9).

      8.4. Third Party Claims on Deposit. In the event of bankruptcy or other creditor debt proceedings against Tenant which result in a third party claim on the Deposit, the Deposit shall be deemed to be first applied to the payment of Rents and other sums due Landlord for all periods prior to the filing of such proceedings.

      8.5. Transfer of Deposit. Landlord may deliver the Deposit to a purchaser or transferee of Landlord's interest in the Building or any other portion of Downtown Celebration in the event that such interest be sold or otherwise transferred or conveyed, and Landlord shall thereupon be discharged from any further liability or obligation to Tenant with respect to the Deposit.

9. RENT.
   -----

      9.1. Rent. Each Lease Year throughout the Term, Tenant shall pay to Landlord, in lawful money of the United States of America, without any prior demand by Landlord and without any deduction or set-off, as rent hereunder, a combination of Base Rent and Additional Rent. All such payments of Rent shall be made at the time, in the manner and in the amounts hereinafter specified in this
Article 8.1 and in Article 11 by check payable to Landlord mailed or delivered to Landlord at the Address for Payments or to such other person or at such other address as Landlord may hereafter designate by written notice to Tenant. Tenant shall and hereby agrees to pay to Landlord during each Lease Year an annual guaranteed minimum sum as base rent (the "Base Rent") as set forth in Section
1.1 of this Lease. Base Rent for the Lease Term shall commence as of, and be due and payable in full on the Commencement Date. However, at the option and for the convenience of Tenant, and so long as Tenant shall not be in default of its obligations under this Lease, the Base Rent for each Lease Year may be paid by Tenant to Landlord in equal monthly installments, in advance, on the first (1st) day of each calendar month during the Lease Term. If the Commencement Date is not on the first day of a calendar month, Base Rent due for the period between the Commencement Date and the first (1st) day of the next succeeding calendar month shall be prorated on a per diem basis at the monthly installment rate specified in Section 1.1. Additionally, as applicable, Base Rent for the last month of the Lease Term shall be prorated on a per diem basis.

      9.1.1. Commencing in the second Lease Year, and for each succeeding Lease Year, the Base Rent payable by Tenant shall be increased by the greater of (i) three percent (3%); or (ii) that sum (but in not event less than the Base Rent payable for the preceding Lease Year), which is derived by multiplying the Base Rent payable for the preceding Lease Year by a fraction, the numerator of which shall be the "CPI Index" (as defined below) in effect for the calendar month which is two (2) calendar months prior to the calendar month in which the first day of the Lease Year for which the adjustment is to be made occurs and the denominator of which shall be the "CPI Index" in effect for the calendar month which is two (2) calendar months prior to the calendar month in which the Lease Year Commencement Date occurs. The term "CPI Index", as used herein, shall mean the Consumer Price Index for All Urban Consumers (CPI-U) - U.S. Average, All Items (1982-1984 = 100), published by the Bureau of Labor Statistics of the U.S. Department of Labor ("CPI"); provided, however, that if the CPI shall be discontinued, the CPI Index shall be the index of Consumer Prices in the U.S. most closely comparable to the discontinued CPI Index, after making such adjustments in items included or method of computation as may be prescribed by the agency publishing the same, or as otherwise may be required to compensate for changes subsequent to the Lease Year Commencement Date. In the event a comparable substitute index is not available, then the price index used in making the CPI-based adjustments provided for in this Lease shall be the successor thereto, compiled and published by an agency of the United States government, which determines the purchasing power of the dollar. If Landlord determines that there is no such index compiled and published by an agency of the United States government, then a nationally recognized firm of independent certified public accountants designated by Landlord shall select a successor price index, government or private, which best reflects changes in the purchasing power of the dollar, and the decision of said accountants in selecting such successor price index to be used hereunder shall be final and binding upon the parties. Landlord shall pay the fees of said accountants payable in respect of their selection of such successor price index. In the event the base reference year used in computing the CPI is changed during the Term, the 1982-84 = 100 index published concurrently by the Bureau of Labor
Statistics shall continue to be used in the calculation of adjustments hereunder; provided, however, that in the event the Bureau of Labor Statistics ceases to currently publish the 1982-84 = 100 index, then the adjustments provided for in this Lease shall be calculated based upon the new base year index, and in such event Landlord shall apply a conversion factor to such new index for the purpose of making such new index as comparable as practicable with the prior base year index. Such conversion factor shall be obtained from the Bureau of Labor Statistics if in fact the Bureau of Labor Statistics publishes such a conversion factor, otherwise a nationally recognized firm of certified public accountants designated by Landlord shall select a conversion factor.

      9.2. Late Payments. If Tenant shall fail to pay when due any Rents or any other sums due by Tenant to Landlord under or pursuant to this Lease, in addition to and not in limitation of any other rights or remedies of Landlord, such unpaid amounts shall bear interest at the Default Rate and, in addition, Tenant shall pay on each occasion, as Additional Rent, a fee equal to five percent (5%) of the past due sum for administrative expenses associated with the collection and processing of late payments. In the event that any check received by Landlord on account of any Rent required to be paid by Tenant hereunder, or any other sums required to be paid by Tenant hereunder, is returned by the bank for insufficient funds, in addition to any other right or remedy available to Landlord hereunder as a result of Tenant's default, Tenant shall pay Landlord a "Returned Check Fee" equal to five percent (5%) of the face amount of the check, to reimburse Landlord for costs and expenses incurred by Landlord in connection with such returned check. If more than twice during the Term of this Lease any check(s) delivered to Landlord by Tenant is (are) returned by the bank for insufficient funds, Landlord may, at its option, on or after the third occurrence of such an event, declare that an Event of Default has occurred hereunder and proceed to exercise all of its rights and remedies set forth herein, or at law or in equity, and without being required to provide notice to Tenant or any opportunity to cure such default by Tenant, which would otherwise be required by Section 25.5 hereof. Tenant's obligation to pay Rent is a covenant independent of Landlord's obligations under this Lease.

      9.3. Additional Rent. If Landlord shall make any expenditure for which Tenant is responsible or liable under this Lease, or if Tenant shall become obligated to Landlord under this Lease for any sum other than Base Rent, the amount thereof, together with interest thereon at the Default Rate, shall be deemed to constitute additional rent (the "Additional Rent"), whether or not the same be so designated, and shall be due and payable by Tenant to Landlord simultaneously with the next succeeding monthly installment of Base Rent or at such other time as may be expressly provided in this Lease for the payment of the same.

      9.4. Sales Tax. In addition to the Base Rent, Additional Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Lease, Tenant shall also pay to Landlord the amount of any applicable sales, use or excise tax on any such Rents or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by the State of Florida or any other federal, state, county or municipal governmental entity or agency. Any such sales, use or excise taxes shall be paid by Tenant to Landlord at the same time that each of the Base Rent, Additional Rent or any other sum or amount with respect to which such taxes are payable are paid by Tenant to Landlord.

      9.5. Net Rents. It is the express intention of Landlord and Tenant that all Rents for which provision is made in this Lease shall be net rents, such that Tenant shall pay and Landlord shall receive the same in addition to and free from any and all costs, charges, expenses and damages that, and which by the provisions of this Lease, are made expressly, although in general terms, payable by Tenant; specifically including, without limitation, Tenant's agreed upon share of those taxes, insurance premiums and operating expenses to which references are made in Article 11 of this Lease. All Rents and other payments due to Landlord from Tenant under this Lease shall be due and payable and shall be paid by Tenant to Landlord free from and without regard to any and all claims, demands or set-offs of any nature whatsoever which Tenant may have or allege to have against Landlord, and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord.

      9.6. No Guaranty of Business Success. Tenant acknowledges and agrees that neither Landlord nor any of its Affiliates has made (and further that Landlord and its Affiliates hereby absolutely disclaim) any promise, guaranty, representation or warranty of any kind or nature whatsoever with respect to the success or failure of the business to be conducted by Tenant within the Premises, including, without limitation, the maximum or minimum amount of Sales that may be received by Tenant at any time during the Term or the advertising or marketing activities or promotional exposure that Landlord may provide with respect to the Premises (it being acknowledged and agreed by the parties that, except as may be expressly provided otherwise in this Lease, neither Landlord nor its Affiliates shall have any obligation or duty whatsoever to advertise, market or promote the Premises in any manner). Furthermore, Tenant acknowledges and agrees, that: (i) Landlord and its Affiliates are actively engaged in the business of developing Downtown Celebration; (ii) one or more of such businesses in Downtown Celebration could be competitive with respect to the Premises (it being understood and agreed that no territoriality rights or exclusivities have been granted by Landlord to Tenant under this Lease or under any other agreement); and (iii) Landlord and its Affiliates shall be absolutely entitled, notwithstanding any term, provision or duty (whether expressed or implied) on the part of Landlord, to make decisions and to take such actions and courses of dealings with respect to such business interests of Landlord (and its Affiliates) as Landlord (and its Affiliates) deems appropriate in its discretion, irrespective of whether any such decision, action or course of dealing may be in the best interests of the Premises in particular. As a material inducement to Landlord to enter into this Lease, Tenant, for itself and its Affiliates, hereby waives and releases Landlord, its Affiliates and their respective officers, directors, shareholders, agents, contractors and employees from and against any claim (whether present or future) for loss, damage or expense of any kind or nature arising out of or with respect to any matter acknowledged or agreed to by Tenant in this Section.

      9.7. Survival. The provisions of this Article 8.1 which, by their context or application, are intended to do so, shall survive the expiration or earlier termination of this Lease.

10. COMMON PROPERTY.
    ----------------

      10.1.  Tenant's  Right  to Use  Common  Property.  Tenant  shall  have and
Landlord hereby grants to Tenant and its employees, customers, patrons, suppliers, licensees and invitees, during the Term of this Lease, the non-exclusive right, privilege and license to use and enjoy the Common Property in common with Landlord and all others entitled to such use, including, without limitation, all tenants of Downtown Celebration and their respective employees, customers, patrons, suppliers, licensees and invitees; subject, however, at all times, to the rules and regulations promulgated by Landlord and/or the Association from time to time, and to the terms and provisions of this Lease, and subject further to Landlord's right to grant to tenants within Downtown Celebration the exclusive right to use portions of the Common Property for signage and advertising purposes and for the construction, installation, maintenance and repair of trash/garbage dumpster facilities to serve the premises leased by such tenants and the businesses operated by such tenants, or such other use as Landlord may deem necessary in its sole and absolute discretion. Notwithstanding the foregoing, Landlord shall have the right and option to grant to third parties the exclusive right to conduct any business or render any service in or to any portion of Downtown Celebration, including, without limitation, the Building in which the Premises is located, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted in this Lease. In the event that Landlord deems it necessary to discourage non-customer use or prevent the acquisition of public rights in Downtown Celebration, or prevent a dedication thereof or the accrual of any rights to any person or to the public therein, and, in particular, with respect to any portion of the Common Property, Landlord may, from time to time, temporarily close all or portions of the Common Property, erect private boundary markers, or take such other steps as it deems appropriate in its sole and absolute discretion for that purpose and no such action shall be deemed to constitute or considered as an eviction or disturbance of Tenant's quiet enjoyment or possession of the Premises so long as such steps are accomplished without substantial disruption of Tenant's business. Landlord reserves the right, from time to time and at any time in its sole and absolute discretion, to perform maintenance, repairs and alterations to, and reduce or expand the size of, Downtown Celebration and its various improvements and component parts; to change the name, size, number, design, configuration, location and legal description of any Buildings located within Downtown Celebration, including, without limitation, that of the Building, and to build additional stories thereon and erect in connection with any construction thereof, temporary scaffolds and other construction aids (provided, however, that access to the Premises by Tenant shall not be denied) and to thereby change the size, configuration, location and legal description of the Common Property. Landlord also reserves the right to change the size, configuration, layout and pedestrian or vehicular traffic circulation pattern of all facilities and improvements from time to time located, developed and constructed on the Common Property, and to enter into, modify and terminate easements and other agreements pertaining to the maintenance and use of the parking areas and other portions of the Common Property. Landlord further reserves the right to install and operate music program services and loud speaker systems within the Common Property. Tenant agrees to cooperate with Landlord with respect to Landlord's exercise of any of the foregoing rights.

      10.2. Management of Common Property. The Common Property shall at all times be subject to the exclusive management and control of Landlord. Landlord shall manage, operate and maintain (or cause to be managed, operated and maintained) the Common Property and all facilities and improvements from time to time located, developed and constructed thereon specifically including, without limitation, all lawn, landscaping and planting areas, in a first-class manner and state and condition of appearance and repair, and the cost thereof shall be deemed to be a Downtown Celebration Common Expense, Building Common Expense or Downtown Celebration Office Common Expense, as applicable. Landlord hereby reserves, and shall at all times hereafter have, the right, in its sole and absolute discretion, to delegate the management of the Common Property by contract to a third party of its choice.

      10.3. Employee Parking. Landlord shall have the right, from time to time, to designate within the Common Property certain areas of Downtown Celebration for tenant and tenant employee parking, and Tenant agrees that Tenant and its employees shall not thereafter park in any portion of Downtown Celebration except those areas so designated by Landlord. In order to facilitate the enforcement of such restriction on Tenant and employee parking, Tenant agrees that it shall, upon Landlord's request, furnish and provide to Landlord the automobile license tag numbers of all Tenant and employee vehicles.

11. COMMON EXPENSES.
    ----------------

      11.1. Tenant's Payment of Common Expenses.

            11.1.1 During each month of the Term of this Lease commencing in the first month in which Base Rent is payable by Tenant, Tenant shall pay to Landlord, as Additional Rent, in advance and simultaneously with each monthly installment of Base Rent, and without demand, deduction or set-off, one-twelfth (1/12) of: (i) Tenant's Share of the Designated Office Share of the Downtown Celebration Common Expenses; (ii) Tenant's Share of the Building Common Expenses; and (iii) Tenant's Share of the Downtown Celebration Office Common Expenses (the foregoing expenses, specifically excluding real estate taxes, property insurance and utilities, shall be collectively referred to as the "Common Expenses") (all as more particularly described in Sections 11.2, 11.3 and 11.4 below), together with all applicable sales and use taxes thereon, if any, for each respective year during which the Term of this Lease occurs, based upon estimates thereof made by Landlord from time to time. Landlord shall provide Tenant with estimates of such expenses at or prior to the Commencement Date. Initially, Tenant shall pay such amounts based upon such estimates. Such estimates may be revised at any time and from time to time, and shall take into account the actual amount of Downtown Celebration Common Expenses, Downtown Celebration Office Common Expenses and Building Common Expenses, respectively, for all previous years, if available, together with Landlord's estimate of anticipated Downtown Celebration Common Expenses, Downtown Celebration Office Common Expenses and Building Common Expenses, respectively, for the current year. Should the Downtown Celebration Common Expenses, Downtown Celebration Office Common Expenses or Building Common Expenses be underestimated for any period, Tenant shall pay to Landlord, upon demand, any deficiency between the estimated installments with respect thereto previously made by Tenant to Landlord and the actual Downtown Celebration Common Expenses, Downtown Celebration Office Common Expenses and the Building Common Expenses and thereafter, Tenant shall pay the revised Tenant's Share of Downtown Celebration Common Expenses, Downtown Celebration Office Common Expenses and Building Common Expenses in equal monthly installments as hereinabove provided. Any excess payments made by Tenant shall be respectively credited against the installment(s) of Downtown Celebration Common Expenses, Downtown Celebration Office Common Expenses or Building Common Expenses next coming due.

      11.2 Downtown Celebration Common Expenses.

            11.2.1 For purposes of this Lease, the term "Designated Office Share of Downtown Celebration Common Expenses" shall be an amount equal to twenty-five percent (25%) of the "Downtown Celebration Common Expenses". The "Downtown Celebration Common Expenses" shall include all the costs, expenses and disbursements of every kind and nature incurred by Landlord, directly or indirectly, by virtue of or in connection with owning, operating, managing, maintaining, repairing and replacing the Downtown Celebration Property including all Downtown Celebration Buildings located therein and including the Common Property (excepting only: (i) debt service (principal and interest) on any mortgage encumbering the Downtown Celebration Property, paid or incurred by Landlord; and (ii) Building Common Expenses). The Downtown Celebration Common Expenses shall specifically include, without limitation, those items and charges described on Exhibit "H" attached hereto.

            11.2.2 "Tenant's Share" of the Designated Office Share of the Downtown Celebration Common Expenses shall be equal to the Allocated Percentage Share of the Designated Office Share of the Downtown Celebration Common Expenses (as set forth in Section 1 of this Lease), multiplied by the actual amount of the Designated Office Share of the Downtown Celebration Common Expenses. Tenant acknowledges that Tenant's Allocated Percentage Share of the Designated Office Share of Downtown Celebration Common Expenses is based upon the proportion that the Rentable Floor Area bears to the total rentable floor area of improvements within Downtown Celebration that are leased, or currently intended to be leased to Office Tenants (as hereinafter defined). The Designated Office Share of Downtown Celebration Common Expenses is based upon Landlord's determination of the equitable allocation, based on benefit received, of the Downtown Celebration Common Expenses among the various types of tenants intended to occupy Downtown Celebration.

            11.2.3 With respect to the taxes and assessments levied by the CDD against Landlord, as set forth on Exhibit "H", Landlord has the option to elect, from time to time in its sole and absolute discretion, to include less than all of the taxes and assessments imposed by the CDD and otherwise includable in the computation of the Downtown Celebration Common Expenses. Landlord's election to include less than all of the taxes and assessments in any given Lease Year shall not in any way affect or bar Landlord's right to include up to the entire amount of taxes and assessments imposed by the CDD in any subsequent Lease Year.

      11.3 Downtown  Celebration Office Common Expenses.  As provided in Section
11.1 of this Lease, Tenant also agrees to pay to Landlord "Tenant's Share" of the total costs and expenses (other than Downtown Celebration Common Expenses) incurred by Landlord in operating, maintaining, managing, repairing and replacing all or any portion of the Downtown Celebration Property that is attributable to, or is for the exclusive benefit of, only the Office Tenants of Downtown Celebration (the "Downtown Celebration

Office Common Expenses"). For purposes of this Lease, an "Office Tenant" shall be any tenant, or Landlord, that operates an office in Downtown Celebration or who is deemed by Landlord, in Landlord's sole discretion, to be an Office Tenant. The items and charges comprising the Downtown Celebration Office Common Expenses shall specifically include, without limitation, the cost for trash removal, janitorial and customary office cleaning services for all the Office Tenants in Downtown Celebration. "Tenant's Share" of the Downtown Celebration Office Common Expenses shall be equal to the Allocated Percentage Share of Downtown Celebration Office Common Expenses (as set forth in Section 1.1 of this Lease), multiplied by the actual amount of such Downtown Celebration Office Common Expenses. Tenant acknowledges that Tenant's Allocated Percentage Share of Downtown Celebration Office Common Expenses is based upon the proportion that the Rentable Floor Area bears to the gross square footage of all leasable area of all existing or proposed improvements within Downtown Celebration that are leased, or intended by Landlord to be leased to Office Tenants. Notwithstanding the foregoing, in the event any Downtown Celebration Office Common Expense benefits some but not all of the Office Tenants of Downtown Celebration, Landlord reserves the right to adjust Tenant's Allocated Percentage Share of Downtown Celebration Office Common Expenses, so that such expense is fairly and equitably allocated and borne by only those Office Tenants who actually benefit from such expense.

      11.4 Building Common Expenses. As provided in Section 11.1 of this Lease, Tenant also agrees to pay to Landlord, Tenant's Share of the total costs and expenses (other than Downtown Celebration Common Expenses and Downtown Celebration Office Common Expenses) incurred by Landlord, directly or indirectly, by virtue of or in connection with its owning, operating, managing, maintaining, repairing and replacing all or any portion of the Building that is attributable to, or is for the exclusive or primary benefit of all the tenants of the Building, but not Downtown Celebration generally (the "Building Common Expenses"). The items and charges comprising the Building Common Expenses shall specifically include, without limitation, all utility costs and expenses for the Building and the costs and expenses for maintaining, repairing and replacing the structural walls, roof and foundation of the Building and all carpeting, tile or other floor coverings, wall coverings, and light fixtures in the common areas of the Building, if any. "Tenant's Share" of the Building Common Expenses shall be equal to the Allocated Percentage Share of Building Common Expenses (as set forth in Section 1 of this Lease), multiplied by the actual amount of such
Building Common Expenses (not including any Building Commercial Common Expenses). Tenant acknowledges that Tenant's Allocated Percentage Share of Building Common Expenses is based upon the proportion that the Rentable Floor Area bears the total rentable floor area within the Building. Notwithstanding the foregoing, in the event any Building Common Expense benefits some but not all the tenants of the Building, Landlord reserves the right to adjust Tenant's Allocated Percentage Share of Building Common Expenses (and the corresponding allocated shares of the other tenants in the Building), so that the cost of such Common Expense is fairly and equitably allocated and borne by only the tenant or tenants in the Building who actually benefit from such Common Expense.

      11.5 Change of Designated Office Share of Downtown Celebration Common Expenses and Tenant's Allocated Percentage Shares. Tenant acknowledges that the Designated Office Share of Downtown Celebration Common Expenses is based on the projected relative proportion of the area within Downtown Celebration intended to be devoted to retail, office and apartment uses and Landlord's determination of the relative benefit to be derived by each class of tenant from the Downtown Celebration Common Expenses.

            11.5.1 Tenant further acknowledges that Tenant's Allocated Percentage Share of the Designated Office Share of Downtown Celebration Common Expenses, Tenant's Allocated Percentage Share of Building Common Expenses, and Tenant's Allocated Percentage Share of Downtown Celebration Office Expenses are based on the Rentable Floor Area in relation to the total rentable floor area of leasable areas in: (a) improvements intended to be leased to Office Tenants in Downtown Celebration, as to Tenant's Allocated Percentage Share of the Designated Office Share of Downtown Celebration Common Expenses and as to Tenant's Allocated Percentage Share of Downtown Celebration Office Common Expenses; and (b) the Building, as to the Building Common Expenses.

            11.5.2 Notwithstanding the foregoing, Landlord shall have the right, all times and from time to time, to change the Designated Office Share of Downtown Celebration Common Expenses, Tenant's Allocated Percentage Share of the Designated Office Share of the Downtown Celebration Common Expenses, Tenant's Allocated Percentage Share of Building Common Expenses, and Tenant's Allocated Percentage Share of the Downtown Celebration Office Common Expenses or the method of allocation, in any manner which Landlord may, in its discretion, deem to be a fairer or more equitable allocation thereof, or if Landlord deems an adjustment to be desirable due to a change in the actual or projected leasable area within Downtown Celebration or the Building, or due to a change in the proposed uses of such leasable areas.

      11.6 Cleaning Services. Landlord shall remove trash generated by Tenant from the Premises in the ordinary course of its business (in accordance with the Permitted Use) and place the trash in dumpsters provided on the Common Property behind the Premises. Additionally, Landlord shall provide janitorial service and cleaning in and about the Premises as a portion of the Building Common Expenses to Tenant. Landlord shall also provide, as a portion of the Building

Common Expenses, insect and pest control service for the Premises not less than monthly. Tenant shall be responsible for the costs associated with the disposal of any hazardous waste (and biomedical waste, if applicable) which is produced or generated by Tenant in connection with the operation of Tenant's business in the Premises.

      11.7 Fire Monitoring. Landlord may elect, from time to time, to provide, or cause others to provide, monitoring of an automated fire detection system which is integrated into the fire sprinkler system that is a part of the Premises, and the cost therefor shall be a Downtown Celebration Common Expense as provided in Section 11.211.2 of this Lease. If and to the extent that Landlord elects to provide, or cause others to provide, the fire monitoring service for the Premises, Tenant acknowledges that Landlord shall not, by virtue of having elected to provide such service, be deemed to have accepted any responsibility or liability in the event of any malfunction of the fire monitoring system or service or in the event of any negligence of any party in the operation and monitoring of the fire monitoring service, and Landlord shall not, by virtue of having elected to provide such service, be liable for and Tenant shall indemnify, defend and hold harmless Landlord from and against any damage, loss, injury, claim, action, cost or expense (of any nature) that may be sustained as the result of any fire that may hereafter occur in the Premises or any alleged or actual failure of the fire monitoring system to prevent or minimize any damage resulting therefrom.

12. ADVERTISING AND PROMOTION.
    --------------------------

      12.1. Exclusive Rights Granted to Landlord. In consideration of this Lease and other good and valuable consideration, the receipt of which is hereby acknowledged, Tenant hereby acknowledges The Disney Company and its Affiliates and the Theme Parks owned by said Affiliates, for the Term of this Lease, including all extension periods, if any, the exclusive right to be the only Entertainment Company and Theme Parks identified or represented to the public in any manner at, in, from or in connection with the Premises, or any services, research, products, materials or facilities identified with the Premises or distributed or sold from the Premises, or to sponsor, in any manner, any portion of the Premises or any facilities, services, programs, improvements or events related thereto.

      12.2. Prohibited Marketing Activities. In furtherance and not in limitation of Section 12.1, Tenant acknowledges and agrees that neither Tenant nor any of Tenant's Affiliates may, during the Term of this Lease, including all extension periods, if any, directly or indirectly engage in any promotional, sponsorship, joint marketing, cross promotional, advertising or similar relationships, events or programs (collectively "Marketing Activities") with any Theme Park (other than a Theme Park owned by The Disney Company and its Affiliates with Landlord's approval) or Entertainment Company (other than any of The Disney Company and its Affiliates). Furthermore, Tenant shall not permit any Theme Park (other than a Theme Park owned by any of The Disney Company and its Affiliates) or any Entertainment Company (other than any of The Disney Company and its Affiliates) to engage, directly or indirectly, in any Marketing Activities at, in from or in connection with the Premises or with or identifying Tenant, any of Tenant's Affiliates or the Premises, nor shall Tenant fail to make reasonable efforts to prohibit or prevent any such prohibited Marketing Activities.

13. INSURANCE.
    ----------

      13.1. Insurance by Tenant. Throughout the Lease Term, Tenant shall, at its sole cost and expense, maintain in full force and effect the following types and amounts of insurance coverage:

            13.1.1. Liability Insurance. Tenant shall provide and keep in full force and effect a policy or policies of comprehensive automobile insurance covering owned, non-owned, hired or rented automotive equipment and commercial general liability and property damage insurance with each providing coverage against liability for personal injury, death and property damage and each having a combined single limit of not less than TWO MILLION DOLLARS ($2,000,000.00) with respect to injuries, deaths or damages in any one occurrence, and with deductible amounts not exceeding TEN THOUSAND DOLLARS ($10,000.00) for each occurrence. Said insurance, and any and all other liability insurance maintained by Tenant in excess of or in addition to that required hereunder, shall include protection for, and, in addition to Tenant, shall name as an additional insured, the Association, Landlord (and, if such insurance providing protection for the following is available, Landlord's property manager, Landlord's parent company, their related, affiliated and subsidiary companies, and the officers, directors, agents, employees and assigns of each) and any lender or ground landlord hereafter holding any interest in Downtown Celebration, the effect of which will insure it (and, if available, them) in respect of any and all loss or liability resulting from personal injury, bodily injury (including death) or property damage arising or occurring upon, or in connection with, or by reason of the use and occupancy of the Premises or by reason of the operation of the business contemplated by this Lease to be conducted by Tenant upon, within and from the Premises (and, if insurance covering the acts or omissions of the following is available, by any person controlling, controlled by or under common control with Tenant or by

Tenant's subtenants and concessionaires). Landlord reserves the right to specify higher liability limits or additional insurance coverage from time to time to meet reasonably anticipated loss exposure, or to reflect changes in the value of the Premises.

            13.1.2. Workers' Compensation and Employer's Liability Insurance. Tenant shall provide and keep in full force and effect workers' compensation insurance, in a form and with coverage limits not less than as prescribed by the laws of the State of Florida, and employers' liability insurance in an amount equal to the greater of TWO MILLION DOLLARS ($2,000,000.00) or the minimum amount required by law.

            13.1.3. Builder's Risk Insurance. Tenant shall, prior to the commencement of and during any construction work on the Premises (but, in the event Landlord is obligated to construct the Tenant Improvements, excluding the period during which Landlord is constructing such Tenant Improvements), and as often as Tenant may construct, replace, reconstruct, restore or make a substantial alteration to, any improvement thereon, provide and keep in full force and effect builders' risk insurance in accordance with the requirements of this Article for the full replacement cost of such work.

            13.1.4.  Property  Insurance.  Tenant shall provide and keep in full force and effect a policy of fire, windstorm and other perils generally included under extended coverage insurance (including coverage for water damage and sprinkler leakage) in an amount adequate to cover the replacement cost of all interior improvements (including, without limitation, the Tenant Improvements) made in the Premises and Tenant's Trade Fixtures, inventory and other contents located in the Premises from time to time. Such policy shall name Landlord as an additional insured and as the loss payee thereunder. All insurance or condemnation proceeds resulting from the taking, destruction or damage to interior improvements (including, without limitation, the Tenant Improvements) and Trade Fixtures shall be paid to and may be retained by Landlord, except as otherwise expressly provided herein.

            13.1.5. Plate Glass Insurance. Tenant shall keep and maintain in force during the Term hereof, plate glass insurance upon the windows and doors of the Premises in amounts which reasonably assure that there will be sufficient proceeds to replace all plate glass in the windows and doors of the Premises.

            13.1.6. Business Interruption Insurance. Tenant shall provide, keep and maintain business interruption insurance in amounts sufficient to prevent Tenant from becoming a co-insurer thereof, and to assure the continuance of the operating income and profit of Tenant's business during any period in which Tenant is unable to conduct such business in the Premises, or any part thereof, by reason of loss or damage.

            13.1.7. Other Insurance/Higher Limits. Tenant shall provide, keep and maintain in full force and effect such other insurance for such risks and in such amounts as may from time to time be commonly insured against in the case of business operations similar to those contemplated by this Lease to be conducted by Tenant at, in and from the Premises. Landlord reserves the right to specify higher liability limits or additional insurance coverage (than those set forth herein) from time to time to meet reasonably anticipated loss exposure, or to reflect changes in the value of the Premises.

      13.2. Carriers and Features. All insurance policies required to be carried by Tenant as provided in this Article shall be issued by fiscally responsible insurance companies (having a Best Rating of not less than A+VIII) authorized and licensed to do business in the State of Florida and each policy shall provide that it is primary, noncontributory insurance as respects any other valid and collectible insurance which Tenant or Landlord may possess and that any other insurance which either does possess shall be considered excess insurance only. All such policies shall be for periods of not less than one (1) year and Tenant shall renew the same at least thirty (30) days prior to the expiration thereof. All such policies shall include the insurer's unconditional agreement to provide not less than thirty (30) days' written notice to Landlord prior to any cancellation thereof or any change reducing coverage thereunder. Any insurance coverage required by this Article may be effected by means of a policy or policies of blanket insurance covering the Premises and other premises; provided, however, that any such blanket policy shall specify therein, or Tenant shall furnish Landlord with a written statement from the insurer or its agent specifying, the amount of the total insurance allocated to the Premises and confirmation that losses occasioned by Tenant at other facilities will not diminish the amount of insurance coverage available for the Premises below the amount required herein. In the event Tenant shall fail to procure insurance required under this Article and/or shall fail to maintain the same in full force and effect continuously during the Term of this Lease, Landlord shall be entitled, but shall not be obligated, to procure the same and Tenant shall immediately reimburse Landlord for such premium expense, with interest, as Additional Rent. Additionally, Landlord shall have the right, at Landlord's option, to treat such failure by Tenant to procure required insurance as an Event of Default hereunder.

      13.3. Payment of Premiums. Tenant shall pay the premiums (on not less than a quarterly basis) for all insurance policies which Tenant is obligated to carry under this Article and, at least five (5) days prior to the date any such insurance must be in effect, deliver to Landlord a copy of the policy or policies, or a certificate or certificates thereof, along with evidence that the premiums therefor have been paid for at least the next ensuing quarter-annual period. Tenant shall also deliver to Landlord copies of all policies, or certificates thereof, of all policies of liability insurance maintained by Tenant in excess of or in addition to the insurance required by this Article. Tenant agrees not to keep upon the Premises any articles or goods which may be prohibited by the standard form of fire and extended coverage insurance policy. In the event that the insurance premiums applicable to fire and extended coverage insurance covering the Building shall be increased by reason of any use of the Premises made by Tenant, Tenant shall pay to Landlord as Additional Rent, the amount of the increase in the insurance premium occasioned by such use. Each of Landlord and Tenant will cooperate with the other party in connection with the processing of claims and the collection of any insurance proceeds that may be payable in the event of loss or claim under any of the above-described policies of insurance and execute and deliver to the insurers such proofs of loss and other documents as may be required for the recovery of the proceeds of any such insurance.

      13.4. Insurance by Landlord. Landlord shall maintain fire and extended coverage insurance on the Building in an amount not less than 80% of the replacement cost of the Building and commercial general liability insurance relating to the Building and its appurtenances in an amount not less than $3 million per occurrence. In addition, Landlord may, at its option, maintain coverages in excess of the minimum limits set forth in this section and additional coverages as specified in the definition of Operating Expenses. The total cost of all insurance maintained by Landlord under this Section shall be included in Operating Expenses.

      13.5. Waiver of Subrogation. Tenant agrees that if any property owned by it and located in the Premises shall be stolen, damaged or destroyed by an insured peril, Landlord shall not have any liability to Tenant, nor to any insurer of Tenant, for or in respect of such theft, damage or destruction, and Tenant shall require all policies of risk insurance (including those referenced in Sections 13.1.3, 13.1.4, 13.1.5, 13.1.6) carried by it on its property in the Premises to contain or be endorsed with a provision in and by which the insurer designated therein shall waive its right of subrogation against Landlord. Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its agents and employees, for loss or damage to Tenant Improvements and/or any of the contents, merchandise, inventory, furniture, furnishings, fixtures and any other property of Tenant contained within the Premises whether or not removable by Tenant under the provisions of this Lease, to the extent that the same are covered by Tenant's insurance or would have been covered had Tenant maintained the insurance required under this Article 13 to be maintained by Tenant, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its agents or employees and Tenant shall cause the insurers issuing policies of insurance under this Article 13 to waive any right of subrogation with respect thereto. Tenant shall insure against all such losses as hereinabove provided in this Article 13 of this Lease.

14. DAMAGE OR DESTRUCTION.
    ----------------------

      14.1. Partial Destruction. If, during the Term of this Lease, the Premises shall be damaged or destroyed, in part, by fire, windstorm or other hazard or casualty normally covered by policies of fire and extended coverage insurance carried by Landlord, but the Premises nonetheless remain sufficient and suitable, in the reasonable judgment of Landlord, for the continued operation of the business contemplated by this Lease to be conducted thereon, therein and therefrom such that the Premises is not effectively rendered untenantable thereby, Tenant shall give Landlord immediate notice thereof and, subject to the provisions of Section 27.9 of this Lease, Landlord shall, at its expense, promptly cause such damage or destruction to be repaired, reconstructed or replaced, as necessary, but only to the extent of Landlord's original construction obligations pursuant to this Lease and not, however, including any of Tenant's Trade Fixtures or Tenant leasehold improvements, to substantially or as nearly as practicable to the character and condition thereof immediately prior to such occurrence (subject, however, to any changes required by zoning and building laws then in existence) and the Rent payable hereunder during such period shall not be abated.

      14.2. Total Destruction. If the Premises shall be so damaged or destroyed as to render it, in the reasonable judgment of Landlord, wholly untenantable by reason of such occurrence, as aforesaid, Landlord shall, at its own expense, to the extent Landlord receives adequate insurance proceeds, cause such damage or destruction to be repaired, reconstructed or replaced, as necessary, but only to the extent of Landlord's original construction obligations pursuant to this Lease and not, however, including any of Trade Fixtures or Tenant leasehold improvements, to substantially or as nearly as practicable to the character and condition thereof immediately prior to such occurrence (subject, however, to any changes required by zoning and building laws then in existence) and the Rent payable hereunder during such period shall not be abated; provided however, that Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from the date of the occurrence of such damage or destruction, to elect not to repair, replace or reconstruct the destroyed Premises, and in such event, this Lease and the tenancy hereby created shall cease as of the date of such occurrence, and the Rent shall be adjusted as of such date.

      14.3. Limitation of Landlord's Obligation; Tenant's Obligation. Notwithstanding anything to the contrary contained herein, in no event shall Landlord be obligated to expend for such repairs, reconstruction or replacement an amount in excess of the insurance  proceeds  recovered  on  account of any such  damage or  destruction.
Moreover, Landlord shall not be liable for delays occasioned by adjustment or losses with insurance carriers or by any other cause so long as Landlord shall proceed in good faith and with due diligence. Tenant, at its sole cost and expense, shall be responsible for the repair, replacement and reconstruction of all items which would have initially have been considered part of Tenant Leasehold Improvements (including, without limitation, all the Trade Fixtures and its other furniture, furnishings and equipment). Tenant shall commence the performance of the foregoing repair, replacement and restoration promptly upon delivery to it of possession of Premises and shall diligently prosecute the same to completion immediately following the reconstruction of Landlord's obligations, all such work to be completed within a reasonable period of time not to exceed ninety (90) days following the date of delivery of possession of the Premises to Tenant. Following the completion of, and payment for, all work required to be performed by Landlord under this Article 14, Landlord shall disburse to Tenant from any remaining net insurance proceeds received by Landlord from policies of insurance maintained by Tenant under Section 13 above, as repair, replacement and reconstruction of Tenant's work progresses, such sums as are reasonably necessary to enable Tenant to perform Tenant's work; provided, however, that Landlord shall in no event be required to expend any of its own funds in connection with the repair, replacement or reconstruction of Tenant's work. Any net insurance proceeds remaining after Tenant shall have satisfied its obligations under this Article 14 shall be retained as the sole property of Landlord.

      14.4. Destruction of Building or Downtown Celebration. Anything contained hereinabove to the contrary notwithstanding, in the event that fifty percent (50%) or more of the rentable area of Downtown Celebration, or fifty percent (50%) or more of the rentable area of the Building, shall be damaged or destroyed by any fire or casualty, or if Landlord's mortgagee requires the insurance proceeds to be applied to the mortgage debt, then, whether or not the Premises shall have been damaged by such casualty, Landlord shall have the right (but not the obligation) to terminate this Lease by giving written notice of such termination to Tenant within ninety (90) days after such casualty. Upon the giving of such notice to Tenant, the Term of this Lease shall expire by lapse of time upon the thirtieth (30th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of Article 22 of this Lease.

15. ALTERATIONS AND REMOVALS.
    -------------------------

      15.1. Alterations. Except as otherwise required herein, Tenant shall not make any alterations, additions, remodeling, improvements, or work of any kind or nature (herein referred to collectively as "Alteration") of or to the interior or the exterior of the Premises or cut or drill into the Premises or install any awning, canopy, antenna, fixture, furniture, apparatus, equipment or device of any kind (herein referred to collectively as "Fixtures") in or upon the interior or the exterior of the Premises, without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion, except for the installation in the interior of the Premises of unattached, movable trade fixtures and furniture which may be installed without drilling, cutting or otherwise defacing the Premises (herein referred to as "Removable Trade Fixtures"). Removable Trade Fixtures and Fixtures (subject to obtaining Landlord's approval of the installation thereof) installed by Tenant shall be new. In furtherance and not in limitation of the foregoing, Tenant shall not make or permit to be made any alteration or change to or otherwise interfere or permit any interference with the operation of the Condenser Water System, HVAC System, the sprinkler system (if any) and any other Building systems which may now or hereafter be installed in the Premises. Tenant shall submit to Landlord for its review and approval, complete plans and specifications for any proposed Alteration at the time approval is sought, and if necessary, resubmit the same from time to time, within fifteen (15) days after receipt of written notice of disapproval thereof from Landlord, until the same are approved by Landlord. All work to be completed by Tenant with respect to any Alteration shall be completed in the manner set forth in this Lease. Anything contained herein to the contrary notwithstanding, if anything done or suffered to be done by Tenant in, upon or about the Premises shall cause any damage to any such system, Tenant shall promptly notify Landlord and shall, at Landlord's option, either repair such damage or pay to Landlord, upon demand and as Additional Rent, the cost to Landlord of repairing the same. Tenant shall comply with all applicable federal, state, county and local laws and ordinances (including, without limitation, the ADA) and all rules and regulations of any governmental authority having jurisdiction over the Premises.

      15.2. Ownership of Fixtures. All Alterations made and all Fixtures installed in or to the Premises (except Removable Trade Fixtures), including, without limitation, heating and air conditioning equipment, lighting fixtures, store front, ceiling, wall treatment, floor covering, plumbing and electrical systems and fixtures shall become the property of Landlord upon the expiration or earlier termination of this Lease, without any compensation therefor to Tenant, and shall not be removed by Tenant at or before the expiration or earlier termination of this Lease unless Landlord shall give notice to Tenant to remove any or all of the same, in which event Tenant shall remove such of said Alterations and Fixtures as may be specified by Landlord in Landlord's notice to Tenant and Tenant shall repair all damage caused by such removal and restore the Premises to their original order and condition.

      15.3. Ownership of Removable Trade Fixtures. All Removable Trade Fixtures installed in the Premises by Tenant shall remain the property of Tenant and shall be removed by Tenant at the expiration or earlier termination of this Lease; provided that

Tenant shall not at such time be in default hereunder and provided further that Tenant shall repair all damage caused by such removal and restore the Premises to its original order and condition. Any Removable Trade Fixtures not removed by Tenant at the expiration or earlier termination of this Lease (including, without limitation, a termination of this Lease by Landlord) shall be and become the property of Landlord without any obligation on the part of Landlord to pay compensation therefor to Tenant, unless Landlord shall give notice to Tenant to remove any or all of the same, in which event Tenant shall remove such of said Removable Trade Fixtures as may be specified in Landlord's notice to Tenant. Should Tenant fail to remove any Alterations or Fixtures (including, without limitation, Removable Trade Fixtures) and/or fail to restore the Premises as required under Section 15.2 or Section 15.3 hereof, Landlord may do so, in which event Tenant shall pay to Landlord the cost and expense thereby incurred as Additional Rent, plus interest thereon at the Default Rate, which sums shall be payable on demand.

16. MAINTENANCE AND REPAIRS.
    ------------------------

      16.1. Tenant's Obligation. Except for those portions of the Premises which shall be maintained, repaired and replaced by the Landlord as provided in
Section 16.2 of this Lease, Tenant shall, at all times during the Term of this Lease, at its sole cost and expense, maintain, repair and replace the Premises, and all portions and components thereof, and keep the same in good and safe order, condition and repair, including, without limitation, all interior partitions, windows, doors, glass, floor coverings, walls and other Tenant Leasehold Improvements, including, without limitation, all electrical, lighting, plumbing, heating, air conditioning or other fixtures and equipment which are installed within the Premises (on which Tenant shall maintain a service and maintenance contract for regular service inspection, and emergency and extraordinary repair of the air conditioning units(s) on the Premises, with a qualified and fully licensed contractor acceptable to Landlord). In furtherance thereof, Tenant shall make all necessary and desirable repairs and replacements to the Premises and all portions and components thereof, ordinary and extraordinary, however the necessity or desirability for repairs and replacements shall occur, and whether or not necessitated by wear, tear, obsolescence or defects, patent or latent, or otherwise and shall use all reasonable precautions to prevent waste, damage or injury to the Premises. Tenant agrees that it shall keep the inside and outside of all glass in doors and windows of the Premises clean, and replace promptly, at its own expense, any plate glass or window glass of the Premises which may become cracked or broken with glass of a like kind and quality. Tenant also agrees not to place or maintain any merchandise or other articles on the exterior sidewalk(s) adjacent to the Premises or elsewhere on the exterior thereof; not to permit accumulations of garbage, trash, rubbish and other refuse on the interior or the exterior of the Premises; to keep such refuse in proper containers (whether or not in a trash room maintained by Tenant) in the interior of the Premises until removed and to remove all garbage, trash or rubbish from the Premises and to otherwise maintain the Premises in a clean, orderly and sanitary condition free of insects, rodents, vermin and other pests and to obtain and maintain a service contract with a reputable pest control contractor reasonably acceptable to the Landlord. Notwithstanding the foregoing, all repairs and maintenance to be performed with respect to electrical, lighting, plumbing, heating, air conditioning or other fixtures or equipment which might, in the reasonable judgment of Landlord, affect the electrical, lighting, plumbing, HVAC System, sprinkler system or other Building systems shall be performed, at Landlord's election, either by Landlord (at Tenant's sole cost and expense as Additional
Rent) or by a contractor approved by Landlord (in Landlord's reasonable discretion) (at Tenant's sole cost and expense as Additional Rent). Tenant shall, not later than the Commencement Date, provide Landlord with written copies of service and maintenance contracts entered into by Tenant, including, without limitation, those for service and maintenance of all HVAC Systems serving the Premises, for Landlord's review and approval. Any breach by Tenant of such obligations shall, at Landlord's option, constitute an Event of Default hereunder.

      16.2. Landlord's Obligation. Landlord shall keep, maintain, repair and replace the exterior of the Premises (except those exterior portions and components thereof which are to be maintained and repaired by Tenant, as hereinabove provided in Section 16.1), all structural elements of the Premises and Building (whether interior or exterior and including, without limitation, the foundations, supporting columns, load bearing walls, floors and floor slab and the roof structure), the Condenser Water System and the HVAC System, and all Building Systems in good condition and repair, ordinary wear and tear excepted, and shall have the right of entry onto the Premises at all times for the purpose of performing same. All costs associated therewith shall be either a Building Common Expense, or a Downtown Celebration Common Expense, as applicable. In no event, however, shall Landlord be liable for damages or injuries arising from the failure to make said repairs, nor shall Landlord be liable for damages or injuries arising from defective workmanship or materials in making any such repairs. Landlord shall have no obligation to repair until a reasonable time after the receipt by Landlord of written notice of the need for repairs. Tenant waives the provision of any law, or any right Tenant may have under common law, permitting Tenant to make any repair at Landlord's expense. In no event shall Landlord be required to make any repairs to, or replacements of, the Condenser Water System, the HVAC System, the exterior or structural elements of the Premises, including, without limitation, the roof over the Premises, any Building systems or any other portion of the Premises, the Building or Downtown Celebration, if necessitated by reason of acts or omissions of Tenant, its employees, agents, contractors, customers, licensees, or invitees, and if Landlord shall elect to perform any such repairs, Landlord may add the cost of such repairs to the Rents otherwise due pursuant to this Lease and the same shall be due and payable on demand as Additional Rent. In addition, Landlord shall not be required to maintain, or to make any repairs to, or replacements of, any improvements, fixtures or equipment installed within the

Premises, and if Landlord shall elect to maintain or to repair and replace the same as provided in Section 16.1 above, or if Landlord shall be requested to maintain, repair or replace the same by Tenant (and Landlord shall elect, in its sole and absolute discretion, to do so), Landlord may add the cost of such repairs to the Rents otherwise due and payable under this Lease and the same shall be due and payable on demand as Additional Rent.

17. LANDLORD'S RIGHT TO INSPECT. Landlord and its agents shall have the right to enter upon the Premises at any reasonable time to inspect the operation, sanitation, safety, maintenance and use of the same, or any portions of the same, and to assure itself that Tenant is in full compliance with its obligations under this Lease, to conduct from time to time an ADA inspection or audit of the Premises, and Tenant agrees to cooperate in the conduct of such investigation or audit. If any investigation or audit detects a violation of Tenant's obligation to comply and to keep the Premises in compliance with the requirements of this Lease, then Tenant shall bear the cost and take whatever action is necessary to comply, and bring the Premises into compliance with this Lease and any fee or cost incurred by Landlord for such investigation or audit shall be borne by Tenant and shall be paid by Tenant as Additional Rent under this Lease on demand by Landlord. Further, if Tenant fails to keep the Premises in compliance with the requirements of this Lease (including, without limitation, the requirement that the Premises be in compliance with the ADA), then Landlord may take whatever action is necessary to bring the Premises into compliance, and Tenant agrees to provide Landlord access to the Premises and pay, as Additional Rent, on demand, all costs incurred by Landlord in bringing the Premises into compliance. Landlord, however, shall have no affirmative obligation to bring the Premises into compliance and nothing herein shall be construed as creating such an obligation on Landlord.

18. ASSIGNMENT AND TRANSFER; SUBLETTING.
    ------------------------------------

      18.1. Landlord's Consent Required. Tenant shall not voluntarily, involuntarily, or by operation of law, assign, transfer, pledge, mortgage, sublease or otherwise encumber this Lease or any interest of Tenant herein, in whole or in part, nor sublet the whole or any part of the Premises, nor permit the Premises or any part thereof to be used or occupied by others (including, without limitation, licensees and concessionaires), without first obtaining, in each and every instance, the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Any consent by Landlord to an assignment or other encumbrance of this Lease or to any subletting or use or occupancy of the Premises by others shall apply only to the specific transaction thereby authorized and shall not constitute a waiver of the necessity for such consent to any subsequent assignment or other encumbrance of this Lease or subletting or use or occupancy of the Premises by others.

      18.2. Effect of Assignment or Sublease by Tenant.

            18.2.1. If this Lease or any interest herein is assigned or otherwise encumbered, or if the Premises or any part thereof is sublet or used or occupied by anyone other than Tenant, without Landlord's prior written consent having been obtained thereto, Landlord may nevertheless collect all Rents due under this Lease from the assignee, sublessee, user or occupant, and apply the net amount collected to the Rents herein reserved, and no such collection shall be deemed a waiver of Tenant's violation of the covenants contained herein or an acceptance of the assignee, subtenant, user or occupant as Tenant hereunder, or constitute a release of Tenant from the further performance by Tenant of the terms and provisions of this Lease.

            18.2.2. If this Lease or any interest of Tenant herein is assigned or encumbered or if the whole or any part of the Premises is sublet or used or occupied by others, after having obtained Landlord's prior written consent thereto, Tenant shall nevertheless remain liable for the full performance of all obligations required to be performed by Tenant under this Lease and Tenant will require any assignee to execute and deliver to Landlord an assumption of liability agreement in form satisfactory to Landlord including, without limitation, an assumption by assignee of all of the obligations of Tenant and the assignee's ratification of and agreement to be bound by all of the provisions of this Lease.

      18.3. Corporate or Partnership Tenant. In the event Tenant is a corporation or limited liability company, any dissolution, merger, consolidation or other reorganization of such entity or any pledge of or any issuance, sale or other transfer of a controlling percentage of the corporate stock or membership interests of Tenant (whether in a single transaction or cumulatively) shall constitute an assignment of this Lease for all purposes of this Article. The term "Controlling Percentage," as used herein, shall mean the ownership of stock or membership interests possessing, or having the right to exercise, at least fifty-one percent (51%) of the total combined voting power of all the classes of issued and outstanding stock or membership interests of such entity entitled to vote for the election of directors (or managers), whether such ownership be direct ownership, or indirect ownership through ownership of stock or membership interests of another entity. This Section 18.3 shall not apply whenever Tenant is a corporation, the outstanding voting stock of which is listed on a recognized security exchange.

            If Tenant is a partnership or joint venture, and if at any time during the Term hereof or any extension or renewal thereof the person or persons or entity or entities who at the time of the execution of this Lease own the general partners' interest cease to own the general partners' interest (except as a result of transfers by bequest or inheritance) or additional general partner(s) are added, such change of ownership shall constitute an assignment of this Lease for all purposes of this Article. As to any corporate or limited liability company partners or joint venturers of Tenant, any dissolution, merger, consolidation or other reorganization of such entity or any pledge of or any issue, sale or other transfer of a controlling percentage of the corporate stock or membership interests of such partner or joint venturer (whether in a single transaction or cumulatively) shall constitute an assignment of this Lease for all purposes of this Article.

      18.4. Guarantee. Upon the occurrence of any assignment or sublease by Tenant pursuant to the provisions of Section 18.1 hereof, as a condition to said assignment or sublease: (i) the original Tenant hereunder, and any individual or entity guarantors of Tenant's obligations hereunder, shall jointly guarantee all of the obligations of said assignee for the remainder of the Term of this Lease; and (ii) the principal shareholders, partners or members of said assignee (and if such principal shareholders, partners or members are corporations or entities without substantial net worth, as reasonably determined by Landlord, the individuals ultimately controlling and owning a controlling interest in said entities) shall personally guarantee all of the obligations of assignee under this Lease without limitation for the balance of the Term of this Lease.

19. LANDLORD'S INTEREST NOT SUBJECT TO LIENS.
    -----------------------------------------

      19.1. Liens. The interest of Landlord in the Premises shall not be subject in any way to any liens, including construction liens, for improvements to or other work performed in the Premises by or on behalf of Tenant. Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other estate of Landlord (or the interest of any ground lessor) in the Premises, Building, or Downtown Celebration and all mechanics, materialmen, contractors, artisans, and other parties contracting with Tenant or its representatives or privies as to the Premises or any part of the Premises are charged with notice that they must look to the Tenant to secure payment of any bill for work done or material furnished or for any other purpose during the Lease Term. These provisions are made with express reference to
Section 713.10, Florida Statutes. Notwithstanding these provisions, Tenant, at its expense, shall cause any lien filed against the Premises, Building, or Downtown Celebration for work or materials claimed to have been furnished to Tenant to be discharged of record or properly transferred to a bond under
Section 713.24, Florida Statutes, within ten days after notice to Tenant. Further, Tenant agrees to indemnify, defend, and save Landlord harmless from and against any damage or loss, including reasonable attorneys' fees, incurred by Landlord as a result of any liens or other claims arising out of or related to work performed in the Premises by or on behalf of Tenant. Tenant shall notify every contractor making improvements to the Premises that the interest of the Landlord in the Premises shall not be subject to liens for improvements to or other work performed in the Premises by or on behalf of Tenant. Tenant shall execute, acknowledge, and deliver without charge a short form of lease or notice in recordable form containing a confirmation that the interest of Landlord in the Premises, Building, or Downtown Celebration shall not be subject to liens for improvements or other work performed in the Premises by or on behalf of Tenant. If a short form of lease or notice is executed, it shall expressly provide that it shall be of no further force or effect after the last day of the Lease Term or on the filing by Landlord of an affidavit that the Lease Term has expired or this Lease has been terminated or that the Tenant's right to possession of the Premises has been terminated.

      19.2. Notices of Commencement. Prior to commencement by (or on behalf of) Tenant of any work on the Premises for which a Notice of Commencement is required pursuant to Chapter 713, Florida Statutes (or its successor), Tenant shall record such a notice in the office of the Clerk of the Circuit Court, Osceola County, Florida, identifying Tenant as the party for whom such work is being performed and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to construction liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording thereof, as aforesaid.

20. EMINENT DOMAIN.
    ---------------

      20.1. Premises.

            20.1.1. In the event of a taking by any public or quasi-public authority under the power of eminent domain, condemnation or expropriation or in the event of a conveyance in lieu thereof (which events are herein collectively referred to as a "Taking") of the whole of the Premises, then this Lease shall terminate, such termination to be effective, at the option of Landlord, upon the date title to the Premises vests in the condemning authority or the date when Tenant is required to yield possession thereof.

            20.1.2. In the event of a Taking of less than twenty five percent (25%) of the Premises, then this Lease shall terminate only as to the part taken as of the date Tenant is required to yield possession thereof.

            20.1.3. In the event of a Taking of more than twenty five percent (25%) of the Premises, if the portion of the Premises remaining after such Taking shall be unsuitable for conduct of the Permitted Use, then Landlord and Tenant shall each have the right to terminate this Lease by written notice given to the other within sixty (60) days after the date Tenant is required to surrender possession of the part of the Premises so taken.

            20.1.4. If there shall be a Taking of any part of the Premises, and this Lease is not terminated as set forth in Sections 20.1, 20.1.2 or 20.1.3 hereof, then:

                  20.1.4.(a) This Lease shall continue in full force and effect, except that the Base Rent shall be reduced to be that amount which bears the same base proportion to the Base Rent in effect immediately prior to such Taking as the floor area of the Premises remaining after such Taking bears to the floor area of the Premises immediately preceding such Taking, such reduction to commence as of the date that Tenant is required to surrender possession of the part taken; and

                  20.1.4.(b) Upon receipt of the compensation awarded or payment made for such Taking, Landlord shall commence to restore that portion of the Premises remaining to as near to its former condition as the circumstances will permit; provided, however, that Landlord shall in no event be required to expend funds in excess of the compensation awarded to Landlord for such repairs and alterations. If Landlord's award is insufficient to pay for the restoration, Tenant shall be responsible for the remaining cost and expense of such restoration. Tenant, at Tenant's expense, shall make all necessary repairs and alterations to, and restoration of all Alterations, Fixtures and Signs made or installed by Tenant and all floor coverings, furniture, equipment and decorations.

      20.2.  Downtown  Celebration  Parking.  Notwithstanding  the provisions of
Section 21.2 or any other provision of this Lease to the contrary, in the event of a Taking of more than ten percent (10%) of: (i) the leasable ground floor area of all of the Building; or (ii) the parking areas in Downtown Celebration, Landlord shall have the right, at its option, to terminate this Lease effective, at the option of Landlord, either upon the date title vests in the condemning authority, or upon the date Landlord is required to deliver possession of the part taken or conveyed, by giving written notice of such termination to Tenant prior to such date.

      20.3. Waiver of Right to Compensation. In the event of any Taking of the Premises, the Building, the Common Property, or any other portion of Downtown Celebration, whether whole or partial, all compensation awarded or payments made for the Taking of the fee and leasehold estate, as damages or otherwise, shall belong to and be the property of Landlord, except that Tenant shall be entitled to recover from the condemning authority, but not from Landlord, such amounts as may be separately awarded to Tenant for removal expenses, business relocation damages and moving expenses under the laws of the State of Florida, provided no such claim of Tenant shall diminish or adversely affect Landlord's award. Tenant hereby assigns to Landlord all right, title and interest of Tenant in and to any compensation awarded or payment made for leasehold damages and/or diminution in the value of Tenant's leasehold estate. Whenever there is a dispute as to the percentage of any Taking, the determination of Landlord's architect shall be conclusive and binding upon the parties hereto.

21. SUBORDINATION AND ATTORNMENT.
    -----------------------------

      21.1. Subordination. This Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises are hereby agreed by Tenant to be and are hereby made junior, inferior, subordinate and subject, in right, title, interest, lien, encumbrance, priority and all other respects, to any mortgage or mortgages or any ground lease, if Landlord should now or at any time hereafter hold its interest in Downtown Celebration, or any part thereof, as a lessee under a ground lease, now or hereafter in force and effect upon or encumbering any or all, or any combination, of the Premises, the Building, the Common Property and any other portion of the Downtown Celebration Property, or any parts thereof, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such ground lease, mortgage or mortgages, and upon recording of any such ground lease, mortgage or mortgages, the same shall be deemed to be prior in dignity, lien and encumbrance to this Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises irrespective of the dates of execution, delivery or recordation of any such mortgage or mortgages. The foregoing subordination provisions of this Section 21.1 shall be automatic and self operative without the necessity of the execution of any further instrument or agreement of subordination on the part of Tenant. However, if Landlord, any ground lessor or the holder or proposed holder of any such mortgage or mortgages shall request that Tenant execute and deliver any further instrument or agreement of subordination of this Lease, Tenant's interest hereunder or Tenant's leasehold interest in the Premises to any such ground lease, mortgage or mortgages in confirmation or furtherance of or in addition to the foregoing subordination provisions of this Section 21.1, Tenant shall promptly execute and deliver the same to the requesting party.

If, within thirty (30) days following Tenant's receipt of a written request by Landlord or the holder or proposed holder of any such ground lease, mortgage or mortgages, Tenant shall fail or refuse or shall have not executed any such further instrument or agreement of subordination, for whatever reason, Tenant shall be in breach and default of its obligation to do so and of this Lease and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Lease or otherwise provided by law, including, without limitation, the cancellation and termination of this Lease without incurring any liability to Tenant on account thereof. The provisions of this
Section 21.1 are material considerations for and an inducement to the execution of this Lease by Landlord and its demise of the Premises to Tenant. Accordingly, any breach or default by Tenant of its covenants and obligations hereunder shall be deemed to be and constitute a material and substantial breach and default of this Lease by Tenant. Tenant does hereby make, constitute and appoint Landlord as Tenant's attorney-in-fact with full power to execute and deliver in the name of Tenant any instrument referred to in this Section 21.1. The aforesaid power of attorney is given as security, coupled with an interest and is irrevocable. Landlord agrees not to execute or deliver any such instrument under such power unless Tenant fails to execute and deliver such instrument within thirty (30) days after requested, as provided in Section 21.1.

      21.2. Attornment. Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Lease, to any successor of the interest of Landlord under this Lease for the balance of the Term of this Lease remaining at the time of the succession of such interest to such successor. In particular, in the event that any proceedings are brought for the foreclosure of any mortgage encumbering any or all, or a combination of, the Premises, the Building, the Common Property and any other portion of the Downtown Celebration Property, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as Landlord under this Lease, subject, however, to all of the terms and conditions of this Lease. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing mortgagee shall have any liability for any act or omission of Landlord, be subject to any offsets or defenses which Tenant may have as claim against Landlord, or be bound by any advance Rents which may have been paid by Tenant to Landlord for more than the current period in which such Rents come due.

      21.3. Lease of Downtown Celebration by Landlord. In the event Landlord is, at the time of execution hereof, the owner of the fee title to the Downtown Celebration Property and Landlord shall, at any time hereafter, convey the fee title in the Downtown Celebration Property or part thereof, and then lease from the grantee the Downtown Celebration Property, or part thereof, and if the Premises shall be included in Landlord's leasehold estate, or if Landlord shall, at any time hereafter, convey a ground lease of the Downtown Celebration Property, or part thereof, to a third party and the Premises is included in the ground lessee's leasehold estate, Tenant shall thereupon become and shall be deemed to be, for all purposes, a sub-tenant of Landlord or the ground lessee respectively, and Tenant's leasehold estate shall be automatically subordinated to such lease or ground lease. If Landlord's or ground lessee's leasehold estate shall at any time expire or be terminated and the then owner of the fee title in the Downtown Celebration Property shall, at its sole option, so request, Tenant will attorn to and recognize the then current owner of the Downtown Celebration Property as Landlord under this Lease for the balance of the then remaining Term of this Lease, subject to all the terms of this Lease and will execute, acknowledge and deliver to such owner, without charge, such instruments of attornment as may be requested by such owner, and Tenant shall not be entitled to assert against such owner, any offsets or defenses which Tenant may have or claim against Landlord, or be bound by any advance Rents paid by Tenant to Landlord for more than the current period in which such Rents come due.

      21.4. Sale of Downtown Celebration by Landlord. Landlord shall have the unrestricted right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building or any or all of the Downtown Celebration Property, and in such event and upon such transfer, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor-in-interest of Landlord for the performance of such obligations.

22. END OF TERM.
    ------------

      22.1. Surrender of Premises. Tenant shall, on the last day of the Term of this Lease or upon the sooner termination thereof, peaceably and quietly surrender and deliver the Premises to Landlord "broom clean" in good order, condition and repair, reasonable wear and tear and damage by fire or other casualty excepted, and free and clear of liens and encumbrances.

      22.2.  Title to Leasehold  Improvements.  In addition to the provisions of
Article 15 regarding the ownership of the Alterations and Fixtures upon the expiration of the Term or sooner termination of this Lease, whichever shall first occur, all leasehold improvements, whether originally constructed installed, delivered or placed in the Premises by Landlord or Tenant, shall remain in the Premises as part thereof and as the property of Landlord, and title thereto shall thereupon, and without further act of either party, vest in Landlord. However, if requested by Landlord, Tenant shall promptly thereafter execute and deliver to Landlord such deed or bill of sale as Landlord may reasonably require, provided that no covenant, warranty, representation or other liability of Tenant shall be contained therein. Notwithstanding the foregoing provisions of this Section 22.2, if requested to do so by Landlord, Tenant shall, at its expense, within the last thirty (30) days of the expiration of the Term or immediately upon any earlier termination of this Lease, remove any or all of such items, as requested by Landlord, from the Premises and promptly repair any damage to the Premises resulting from such removal. In the event that Tenant shall not remove such items following Landlord's request to do so, Landlord may remove the same for the account of Tenant, and Tenant shall promptly reimburse Landlord for the cost of such removal as Additional Rent upon demand.

      22.3. Holding Over. If Tenant or any other person or party shall remain in possession of the Premises or any part thereof following the expiration of the Term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, at the option of Landlord, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rents payable under this Lease by such tenant at sufferance shall be double the rate or rates in effect immediately prior to the expiration of the Term or earlier termination of this Lease. In addition, Tenant agrees to pay monthly: (i) one-twelfth (1/12) of the taxes payable for the calendar year in which the expiration occurs; (ii) the Downtown Celebration Common Expenses and Building Common Expenses, payable for such month; (iii) the cost of insurance for which Tenant would have been responsible if this Lease had been renewed on the same terms contained herein;
(iv) all sales taxes assessed against such items; and (v) any and all Additional Rent otherwise payable by Tenant hereunder. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease.

23. INDEMNITY.
    ----------

      23.1. Indemnification of Landlord. Tenant shall defend, indemnify, save and hold Landlord (and Landlord's parent company, their related, affiliated and subsidiary companies, and the officers, directors, agents, employees and assigns of each of those parties whom Tenant is required within this parenthetical phrase to name as additional insureds under Tenant's liability policy pursuant to Section 13.1) and the Association harmless from and against, and reimburse such parties for, any and all obligations, damages, injunctions, suits, fines, penalties, demands, claims, costs, expenses, actions, liabilities, proceedings and losses of whatever nature (including, without limitation, Attorneys' Fees and court costs), incurred by the persons hereby required to be indemnified, arising directly or indirectly from or out of:

            23.1.1. any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed;

            23.1.2. any accident, injury or damage to person or property which shall happen at, in or upon the Premises, however occurring, including, without limitation, any claims against any third party providing fire monitoring services to the Premises;

            23.1.3. any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Premises, or the operation of the business contemplated by this Lease to be conducted thereon, thereat, therein, or therefrom, including, without limitation, the sale of any product, merchandise or service;

            23.1.4. any failure of Tenant to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any governmental authority;

            23.1.5. any failure of Tenant to comply with the requirements of the ADA;

            23.1.6. any contamination of the Premises, the Building, the Common Property, or any other portion of Downtown Celebration, occasioned by the use, transportation, storage, disposal or discharge thereon, therein or therefrom of any Hazardous Materials, whether by Tenant or by any agent or invitee of Tenant; or

            23.1.7. any discharge of biomedical, toxic or hazardous sewage or waste materials from the Premises into any sanitary sewer system serving the Premises, the Building, the Common Property, or any other portion of Downtown Celebration, whether by Tenant or by any agent of Tenant.

Tenant's indemnity obligations under this Article and elsewhere in this Lease arising prior to the termination, assignment or expiration of this Lease shall survive any such termination, assignment or expiration.

24. Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Landlord of which Tenant receives notice or of which Tenant acquires knowledge. In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall defend Landlord, pay all costs and shall provide effective counsel to Landlord in such litigation or, at Landlord's option, shall pay all Attorneys' Fees incurred by Landlord in connection with its own defense or settlement of said litigation.

25. DEFAULT; LANDLORD'S LIEN.
    -------------------------

      25.1. Event of Default. In addition to any other provision of this Lease that expressly provides that a particular event shall constitute an "Event of Default" by Tenant under this Lease, each of the following events shall constitute an "Event of Default" hereunder by Tenant and shall constitute a breach of this Lease and shall be subject to the notice provisions set forth in
Section 25.5 hereof (except as may be expressly stated therein):

            25.1.1. If, at any time during the Term of this Lease, Tenant, or any guarantor of any of Tenant's obligations hereunder (a "Guarantor") or any partner of Guarantor, or any principal of any Guarantor, or any franchisor of rights to Tenant relating to the Permitted Use of the Premises (a "Franchisor") (collectively "Related Parties" and individually, a "Related Party"), shall file in any court, pursuant to any statute of either the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization or arrangement, or for the appointment of a receiver or trustee of all or any portion of Tenant's or any Related Parties' property, including, without limitation, its leasehold interest in the Premises, or if Tenant or any Related Party shall make an assignment for the benefit of its creditors or petitions for or enters into an arrangement with its creditors.

            25.1.2. If, at any time during the Term of this Lease, there shall be filed against Tenant or any Related Party, in any courts pursuant to any statute of the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's or any Related Party's property, including, without limitation, its leasehold interest in the Premises.

            25.1.3. If Tenant's leasehold interest in the Premises or property therein shall be seized under any levy, execution, attachment or other process of court, or if Tenant's leasehold interest in the Premises is sold by judicial sale.

            25.1.4. If Tenant shall fail to pay, when due, any Rents payable hereunder or portion thereof, or any other sum due to Landlord from Tenant hereunder.

            25.1.5. If the Premises or any portion thereof are used or permitted to be used for any Restricted Uses or other purpose, or for the conduct of any business or activity not permitted by this Lease, or Tenant, at any time during the Term of this Lease, fails to comply with standards of quality control which may be established by Landlord, at Landlord's sole and absolute discretion, from time to time.

            25.1.6. If Tenant removes or attempts to remove, or manifests an intention to remove, Tenant's property from or out of the Premises, other than in the usual and ordinary course of Tenant's business, without the prior written consent and approval of Landlord and without having first paid to Landlord all Rents which may become due during the entire Term of this Lease.

            25.1.7. If any assignment or transfer shall be made or deemed to be made that is in violation of any of the provisions of this Lease.

            25.1.8. If Tenant shall fail to abide by, comply with or conform to any applicable laws or with any of the rules and regulations established and promulgated by Landlord or the Association with respect to Downtown Celebration, the Common Property or the Premises and such failure continues beyond the shorter of the notice period provided in Section 25.5 below or the cure period provided by the applicable the applicable law, rule or regulation or the applicable notice of violation thereof.

            25.1.9. If Tenant shall fail to comply with any other term, provision, covenant or condition of this Lease.

            25.1.10. If any franchise or other agreement which grants to Tenant the right to operate the Premises for the Permitted Use or utilize the name under which Tenant is obligated to operate its business hereunder, is terminated by either party to such agreement, or the person or entity granting such rights to Tenant assigns, sells, conveys or otherwise transfers any of its rights thereunder to any third party or entity, in whole or in part (other than as security for financing obtained by such party) without Landlord's prior consent.

            25.1.11. If Tenant shall suffer a material adverse change in Tenant's business or financial condition, as indicated by the annual financial statements provided to Landlord, if any, or as otherwise becomes apparent to Landlord.

            25.1.12. Any default or breach by Tenant of Tenant's covenants or obligations under this Lease shall be deemed to be an Event of Default under any other lease or agreement between Tenant and Landlord or Tenant and any of Landlord's Affiliates.

      25.2. Remedies. If an Event of Default shall occur, then and in addition to any other rights or remedies Landlord may have under this Lease and at law or in equity, Landlord shall have all remedies available at law or equity, including, but not limited to:

            25.2.1. Without terminating this Lease, to accelerate the whole or any part of the Base Rent, Additional Rent and other charges, payments, costs and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the Term of this Lease, including, without limitation, Tenant's Allocated Percentage Share of Downtown Celebration Common Expenses or Allocated Percentage Share of Building Common and Building Commercial Common Expenses, and any Rent, other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, and/or any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs, and expenses were on that date payable in advance.

            25.2.2. After use of appropriate summary process, to enter the Premises and without further demand or notice, proceed to distress and have sold the goods, chattels and personal property there found, to levy the Rent and Tenant shall pay all costs and officer's commissions, including, without limitation, watchmen's wages and sums chargeable to Landlord, and further including, without limitation, any sums chargeable according to state law, as commissions to the constable or other person making the levy, and in such case all costs, officer's commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent, and any tender of Rent without said costs, commissions and charges made, after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of Landlord.

            25.2.3. After use of appropriate summary process, to re-enter the Premises and without further demand or notice, remove all persons and all or any property therefrom, by summary eviction proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Premises, together with all Alterations, Fixtures, Signs and other installations of Tenant. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Premises and relet the Premises or any part or parts thereof for the account of Tenant, either in Landlord's name or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and at such Rents and upon such other terms and conditions as in Landlord's reasonable discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all Rents received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and Attorney Fees and all costs of such alterations and repairs; second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises or, in the event that the Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's and their agent to collect the Rents due and to become due under all subleases of the Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

            25.2.4. To declare a default hereunder and take possession of the Premises without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at such time, damages for Tenant's default in an amount equal to the amount of the Rent reserved for the balance of the Term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant.

            25.2.5. To terminate this Lease and the term hereby created without any right on the part of Tenant to cure the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Rent reserved for the balance of the term of this Lease, as well as all other charges, payments, costs and the expenses herein agreed to be paid by Tenant.

      25.3. Rights Not Exclusive; Additional Remedies. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute. Nothing herein contained shall be construed as precluding Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve Landlord's right or the interest of Landlord in the Premises and in this Lease, even before the expiration of any notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of Landlord in this Lease and in the Premises.

      25.4. Waivers by Tenant. Tenant expressly, knowingly, and voluntarily waives all constitutional, statutory, or common law bonding requirements, including the requirement under Section 83.12, Florida Statutes, that Landlord file a bond payable to Tenant in at least double the sum demanded by Landlord (or double the value of the property sought to be distrained), it being the intention of the parties that no bond shall be required to be filed by Landlord in any distress action. Tenant further waives the right under Section 83.14, Florida Statutes to replevy distrained property. Tenant, for itself and for all persons claiming by, through or under it, hereby expressly waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Premises. If Landlord shall acquire possession of the Premises by summary proceedings, or in any other lawful manner without judicial proceedings, it shall be deemed a reentry within the meaning of the word as used in this Lease.

      25.5. Calculations of Amounts Due. For the purpose of calculating the accelerated Rent payable under Section 25.2.1 of this Article and the "Rent reserved for the balance of the Term of this Lease" for the purposes of Sections
25.2.4 and 25.2.5 hereof, the amount payable as Tenant's Allocated Percentage Share of Downtown Celebration Common Expenses and Allocated Percentage Share of Building Common and Building Commercial Common Expenses, for the balance of the Term hereof (as if this Lease had not been terminated) shall be that amount equal to the product of (i) the sum of the highest amount paid or payable by Tenant in any prior calendar year during the term of this Lease for each of the foregoing items, multiplied by (ii) the number of calendar years (including any fractional calendar year) remaining in the Term (as if this Lease had not been terminated) of this Lease (the "Remaining Term").

      25.6. Notice to Tenant. Notwithstanding anything hereinabove stated, Landlord agrees that Landlord will not exercise any right or remedy provided for in this Lease or allowed by law because of any default of Tenant, other than the collection of late charges and fees and the collection of interest on amounts due and unpaid, unless Landlord shall have first given written notice thereof to Tenant and Tenant, within a period of five (5) days after receipt of Landlord's notice shall have failed to pay the sum or sums due if the default consists of the failure to pay any monetary sum required to be paid hereunder, or if the default consists of something other than the failure to pay money, Tenant shall have failed within thirty (30) days of receipt of Landlord's notice to correct such default (or such shorter period of cure as is otherwise expressly provided in this Lease). Notwithstanding the foregoing, no such notice from Landlord shall be required, nor shall Landlord be required to allow any part of the said cure period, if Tenant shall have temporarily or permanently ceased operating and using the Premises to the extent and in the manner required under Article 6 hereof except temporary closings as may be otherwise permitted herein following casualty or temporary taking, or Tenant, any Guarantor or any Related Party shall have filed a petition in bankruptcy or for reorganization or a bill in equity or shall otherwise initiate proceedings for the appointment of a receiver of Tenant's, the Guarantor's or the Related Party's assets, or if a receiver or trustee is appointed for Tenant, any Guarantor or any Related Parties and such appointment and such receivership or trusteeship is not terminated within thirty
(30) days, or Tenant, any Guarantor, or any Related Party makes an assignment for the benefit of creditors or if Tenant is levied upon and is about to be sold out upon the Premises by a sheriff, marshal or constable, or if Tenant defaults in an obligation hereunder which cannot be cured or for which this Lease expressly provides no notice or opportunity to cure will be given, or in the event of the occurrence of any of the Event of Default described in the last sentence of Section 9.1 or subsection 25.1.11 hereof, and provided further that if Tenant shall commit the same or similar default more than two (2) times during the Lease Term, such default shall be deemed to be deliberate and Landlord shall not be required to give any notice called for by this Section 25.5.

      25.7. Notice to Landlord. Landlord shall in no event be in default in the performance of any of its obligations in this Lease contained unless and until Landlord shall have failed to commence to perform such obligation within a reasonable period of time after receipt of written notice from Tenant by Landlord (no less than 30 days) properly specifying wherein Landlord has failed to perform any such obligation or shall have failed to proceed thereafter with reasonable diligence to complete such performance.

      25.8. Landlord's Lien. LANDLORD SHALL HAVE AT ALL TIMES DURING THE TERM OF THIS LEASE, A VALID FIRST AND PRIOR CONTRACT LIEN FOR ALL RENTS AND OTHER SUMS OF MONEY BECOMING DUE HEREUNDER FROM TENANT, UPON FURNITURE, FIXTURES, EQUIPMENT AND OTHER PERSONAL PROPERTY (INCLUDING, WITHOUT LIMITATION, REMOVABLE TRADE FIXTURES) AND EFFECTS OF TENANT SITUATED IN OR UPON THE PREMISES, AND SUCH PROPERTY SHALL NOT BE REMOVED THEREFROM WITHOUT THE APPROVAL AND CONSENT OF LANDLORD UNTIL ALL ARREARAGE IN RENT AS WELL AS ANY AND ALL OTHER SUMS OF MONEY THEN DUE TO LANDLORD HEREUNDER SHALL FIRST HAVE BEEN PAID AND DISCHARGED IN FULL. UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT BY TENANT, LANDLORD MAY, IN ADDITION TO ANY OTHER REMEDIES PROVIDED HEREIN OR BY LAW OR IN EQUITY, ENTER UPON THE PREMISES AND TAKE POSSESSION OF ANY AND ALL FURNITURE, FIXTURES, EQUIPMENT AND OTHER PERSONAL PROPERTY (INCLUDING, WITHOUT LIMITATION, REMOVABLE TRADE FIXTURES) AND EFFECTS OF TENANT SITUATED IN OR UPON THE PREMISES WITHOUT LIABILITY FOR TRESPASS OR CONVERSION, AND SELL THE SAME AT PUBLIC OR PRIVATE SALE, WITH OR WITHOUT HAVING SUCH PROPERTY AT THE SALE, AT WHICH LANDLORD OR ITS ASSIGNS MAY PURCHASE, AND APPLY THE PROCEEDS THEREOF, LESS ANY AND ALL EXPENSES CONNECTED WITH THE TAKING OF POSSESSION AND SALE OF THE PROPERTY, AS A CREDIT AGAINST ANY SUMS DUE BY TENANT AND TENANT AGREES TO PAY ANY DEFICIENCY FORTHWITH. ALTERNATIVELY, THE LIEN HEREBY GRANTED MAY BE FORECLOSED IN THE MANNER AND FORM PROVIDED BY LAW FOR FORECLOSURE OF SECURITY INTERESTS OR IN ANY OTHER MANNER AND FORM PROVIDED BY LAW. THE STATUTORY LIEN FOR RENT, IF ANY, IS NOT HEREBY WAIVED AND THE EXPRESS CONTRACTUAL LIEN HEREIN GRANTED IS IN ADDITION THERETO AND SUPPLEMENTARY THERETO. IF REQUESTED AT ANY TIME BY LANDLORD, TENANT SHALL EXECUTE AND DELIVER TO LANDLORD UNIFORM COMMERCIAL CODE FINANCING STATEMENTS IN SUFFICIENT FORM SO THAT WHEN PROPERLY FILED, THE SECURITY INTEREST HEREBY GIVEN SHALL THEREUPON BE PERFECTED. IF REQUESTED HEREAFTER BY LANDLORD, TENANT SHALL ALSO EXECUTE AND DELIVER TO LANDLORD UNIFORM COMMERCIAL CODE FINANCING STATEMENT CHANGE INSTRUMENTS IN SUFFICIENT FORM TO REFLECT ANY PROPER AMENDMENT OR MODIFICATION IN OR EXTENSION OF THE AFORESAID CONTRACT LIEN AND THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE STATE OF FLORIDA FROM TIME TO TIME.

26. NO ABATEMENT OF RENT. No abatement, diminution or reduction of Rent, charges or other compensation shall be allowed to Tenant or any person claiming under Tenant, and no abatement, diminution or reduction of Tenant's other obligations hereunder shall be allowed to Tenant, under any circumstances whatsoever including, without limitation, inconvenience, discomfort, interruption of business or otherwise by virtue of, or arising out of: (a) the making of alterations, changes, additions, improvements or repairs to the Premises or any other portion of Downtown Celebration; (b) any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations; (c) restoration of the Premises or any other portion of Downtown Celebration after damage, destruction or partial condemnation; or (d) any other cause or occurrence.

27. NOTICES.
    --------

      27.1. Notices to Parties. Any notice, demand, request, offer, consent, approval or communication to be provided under this Lease shall be in writing and sent by one of the methods hereinafter described and shall be deemed received: (i) three (3) business days after it is deposited, postage prepaid, in the United States mail, certified or registered mail with a return receipt requested, addressed (as the case may be) to Landlord at Landlord's Address for Notices set forth in Section 1.1 hereof, or to Tenant at Tenant's Address for Notices set forth in Section 1.1 hereof; (ii) the next delivery day after it is deposited for overnight delivery with a nationally recognized and reputable air courier (with electronic tracking requested) addressed (as the case may be) to Landlord at Landlord's Address for Notices set forth in Section 1.1 hereof, or to Tenant at Tenant's Address for Notices set forth in Section 1.1 hereof; (iii) the same day it is personally delivered (as the case may be) to Landlord at Landlord's Address for Notices set forth in Section 1.1 hereof, or to Tenant at Tenant's Address for Notices set forth in Section 1.1 hereof; or (iv) upon confirmation of receipt of electronic transmission if sent by facsimile or telecopier transmission to Landlord at Landlord's facsimile number set forth in Landlord's Address for Notices set forth in Section 1.1 or to Tenant at Tenant's facsimile number set forth in Tenant's Address for Notices set forth in Section
1.1 (as the case may be) and in such case of facsimile transmission, a copy is also contemporaneously sent by one of the methods described in the preceding clause (i), (ii) or (iii) of this Section (it being understood and agreed, however, that such notice shall be deemed received upon receipt of electronic transmission. Notwithstanding the foregoing, in the event any notice or other communication as described in this Section is sent by Tenant to Landlord by overnight delivery or personal delivery and it is received by Landlord (or delivery is attempted) during non-business hours (i.e., other than during 8:30 a.m. to 5:00 p.m. EST/EDT (as the case may be) Monday through Friday, excluding holidays), then such notice or other communication shall not be deemed to have been received until the next business day. Either party may designate a different address for receiving notices hereunder by notice to


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the other party in accordance with the provisions of this Section 27.1.  Further notwithstanding the foregoing, if any notice or other communication described in this Section is sent by either party hereto to the other and such notice or other communication has not been sent in compliance with this Section but has in fact actually been received by the other party, then such notice or other communication shall be deemed to have been duly given by the sending party and received by the recipient party effective as of such date of actual receipt
(irrespective of whether such notice or other communication was sent in accordance with the foregoing terms of this Section). Tenant designates and appoints, as its agent to receive notice of all dispossessory or distraint proceedings and all notices required under this Lease, the general manager, assistant manager or person in charge of the Premises at the time the notice is given, and, if no person is in charge of the Premises at that time, such service of notice may be made by attaching the same, in lieu of mailing, on any entrance to the Premises. Notwithstanding anything in this Article to the contrary, any notice mailed to the last designated address of any person or party to which a notice may be or is required to be delivered pursuant to this Lease shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person or party to which the notice is directed or the failure or refusal of such person or party to accept delivery of the notice.

28. MISCELLANEOUS.
    --------------

      28.1. Standard for Tenant Operations. Tenant understands, and it is a consideration for which Tenant enters into this Lease, that the customers and patrons of Tenant's business will reasonably expect that the products and services provided by Tenant, and the manner of providing such products and services, will be of the high standard generally and customarily associated with Landlord and CELEBRATION; that it is in the best interest of all concerned that the customers and patrons of Tenant's business be provided with products and services of a high standard; and that Tenant will be held to a high standard in affording such products and services. Accordingly, Tenant shall give due consideration to recommendations and suggestions that Landlord may make from time to time toward the continued operation of the Premises and the business contemplated by this Lease to be conducted thereon, therein and therefrom in accordance with the intent expressed in this Section. Landlord and Tenant shall confer with respect to excessive complaints of customers and patrons of Tenant's business which come to the attention of Landlord. If such complaints relate to product quality, customer service or the cleanliness or the state of repair or other condition of the Premises and are reasonably found by Landlord to be justified, Tenant shall remedy immediately the cause or causes of such complaints.

      28.2. Restrictions on Use of Names. Tenant shall not, by reason of this Lease, acquire any right to use, and Tenant agrees that it shall not use, the names "CELEBRATION", "WALT DISNEY WORLD(R)" or "DISNEY" (either alone or in conjunction with or as a part of any other word or name) or any fanciful characters, designs or other images associated with Landlord or any of Landlord's Affiliates in any advertising or promotional materials or on or in connection with any products or services or expressly state or otherwise imply any endorsement of Tenant's business, products or services by Landlord or any of Landlord's Affiliates without, in each such instance, first obtaining the express written consent and approval of Landlord or the particular Affiliate which holds ownership, copyright or trademark rights with respect to such name, fanciful characters or designs, which consent may be given or withheld in their sole, absolute and unbridled discretion, it being clearly understood and agreed by Tenant that the provisions of Section 28.3 of this Lease shall be inapplicable to any such consent and approval. Landlord shall provide Tenant with advertising language and graphics which Tenant shall use in its advertising and promotional materials when Tenant elects to advertise or promote the fact that its business is located in Celebration and the use of any other language or graphics for such purposes shall be deemed to be an incurable default for purposes of this Lease. This Section 27.2 shall survive expiration or earlier termination of this Lease.

      28.3. Consent or Approval of Landlord. In all instances where Landlord is required to act reasonably in giving or withholding Landlord's consent or in making any decision under this Lease, or in any instance where common law or equity would require Landlord to not unreasonably withhold its approval or consent, Landlord shall be entitled to take into account, in determining whether or not to grant or withhold approval or consent, Landlord's ownership and/or management of Downtown Celebration and Landlord's concerns that the level of quality, appearance, service, product and overall customer experience at Downtown Celebration be of the highest character and of quality, of service and appearance. Tenant's sole remedy, in the event that a court of competent jurisdiction subsequently determines that Landlord unreasonably withheld its consent or approval to any action proposed to be taken by Tenant as to which Landlord is required to not unreasonably withhold its consent or approval, will be to obtain the right to take such proposed action and to be reimbursed legal fees and expenses incurred in such action.

      28.4. Landlord May Cure Tenant's Defaults. If Tenant shall default in the performance of any term, provisions, covenant or condition on its part to be performed hereunder, Landlord may but shall not be obligated to, after notice to Tenant and a reasonable time to perform after such notice (or without notice if, in Landlord's reasonable opinion, an emergency exists) perform the same for the account and at the expense of Tenant. If, at any time and by reason of such default, Landlord is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums together with interest thereon at the Default Rate,


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

shall be deemed Additional Rent hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the Rents herein reserved.

      28.5. Financial Statements. From time to time, upon Landlord's written request, Tenant shall promptly furnish to Landlord financial statements prepared by Tenant's independent certified public accountant setting forth Tenant's then-current financial condition.

      28.6. Estoppel Certificates. From time to time, Tenant, on not less than five days' prior notice from Landlord or Landlord's mortgagee, shall execute and deliver to Landlord or Landlord's mortgagee, as the case may be, an estoppel certificate in a form generally consistent with the requirements of institutional lenders and certified to Landlord and any mortgagee or prospective mortgagee or purchaser of the Building. In addition, if requested, Tenant shall provide any financial information concerning Tenant and Tenant's business operations and Guarantor that may be reasonably requested by any mortgagee or prospective mortgagee or purchaser of the Building.

      28.7. Mortgagee Approval. If any mortgagee of Landlord, who now or hereafter holds a mortgage on the Building or any other portion of Downtown Celebration, requires any modification of the terms and provisions of this Lease as a condition to such financing as Landlord may desire, then Landlord shall have the right to cancel this Lease if Tenant fails or refuses to approve and execute such modification(s) within thirty (30) days after Landlord's request therefor. Upon such cancellation by Landlord, this Lease shall be null and void and neither party shall have any liability either for damages or otherwise to the other by reason of such cancellation. In no event, however, shall Tenant be required to agree, and Landlord shall not have any right of cancellation for Tenant's refusal to agree, to any modification of the provisions of this Lease relating to: the amount of Rent or other charges reserved herein; the size and/or location of the Premises; the duration and/or Commencement Date of the Term; or the reduction of the improvements to be made by Landlord to the Premises prior to delivery of possession.

      28.8. Limitation on Right of Recovery Against Landlord. Tenant acknowledges and agrees that the liability of Landlord under this Lease shall be limited to the value of its equity interest in the Building. No personal judgment shall lie against Landlord (or any of its officers, directors, employers, agents or representatives) upon extinguishment of its rights in the Building and any judgment so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to Landlord's successors and assigns, including, without limitation, any mortgagee. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant's rights to obtain injunctive relief or specific performance or to avail itself or any other right or remedy which may be awarded Tenant by law or under this Lease. In no event shall Landlord be liable to Tenant or Tenant's employees, agents, representatives or others for any damages of any kind or nature except actual compensatory damages, it being understood and agreed by Tenant that all other damages or liabilities (including, without limitation, indirect, consequential, speculative, exemplary or punitive damages) are hereby expressly waived. For purposes of this Lease, consequential damages shall include, but not be limited to, any lost profits, revenues or business opportunities.

      28.9. Force Majeure. If the performance by either of the parties of its obligations under this Lease (excluding monetary obligations) is delayed or prevented in whole or in part by any law, rule, regulation, order or other action adopted or taken by any federal, state or local governmental authority (and not attributable to an act or omission of said party), or by any Acts of God, fire or other casualty, floods, storms, explosions, accidents, epidemics, war, terrorism, civil disorders, strikes or other labor difficulties, shortages or failure of supply of materials, labor, fuel, power, equipment, supplies or transportation, or by any other cause not reasonably within said party's control, whether or not specifically mentioned herein, said party shall not be deemed to be in default hereunder with respect thereto unless such party fails to promptly remedy such lack of performance immediately following the end of such event of force majeure, but Tenant's obligations for Returned Check Fees shall not be abated.

      28.10. Brokerage. Landlord and Tenant represent and warrant that they neither consulted nor negotiated with any broker or finder regarding the Premises, except the Broker as set forth in Section 1 of the Lease. Landlord and Tenant agree to indemnify, defend, and save the other harmless from and against any claims for fees or commissions from anyone other than the Broker with whom they have dealt in connection with the Premises or this Lease including attorneys' fees incurred in defending any claim. Landlord shall indemnify and hold Tenant harmless against payment of any leasing commission due the Broker in connection with this Lease.

      28.11. No Partnership or Joint Venture. Landlord shall not, by virtue of this Lease, in any way or for any purpose, be deemed to be a partner of Tenant in the conduct of Tenant's business upon, within or from the Premises or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.


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

      28.12. Entire Agreement. This Lease contains the entire agreement between the parties and, except as otherwise provided herein, can only be changed, modified, amended or terminated by an instrument in writing executed by the parties. It is mutually acknowledged and agreed by Landlord and Tenant that there are no verbal agreements, representations, warranties or other understandings affecting the same; and that Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for rescission, damages or any other form of relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Lease.

      28.13. Modification. This Lease shall not be changed, amended or modified except by a written instrument executed by duly authorized representatives of both Landlord and Tenant.

      28.14. Waiver. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of any item by Landlord with knowledge of a breach of this Lease by Tenant in the performance of its obligations hereunder, shall be deemed a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions.

      28.15. Time. Time is of the essence in every Tenant's obligation of this Lease.

      28.16. Costs and Attorneys' Fees. In any suit, action, or other proceeding, including arbitration or bankruptcy, arising out of or in any manner relating to this Lease, the Premises, or Downtown Celebration (including (a) the enforcement or interpretation of either party's rights or obligations under this Lease whether in contract, tort, or both, or (b) the declaration of any rights or obligations under this Lease) the prevailing party, as determined by the court or arbitrator, shall be entitled to recover from the losing party reasonable attorneys' fees and disbursements (including disbursements that would not otherwise be taxable as costs in the proceeding). In addition, if Landlord becomes a party to any suit or proceeding affecting the Premises or involving this Lease or Tenant's interest under this Lease, other than a suit between Landlord and Tenant, or if Landlord engages counsel to collect any of the amounts owed under this Lease, or to enforce performance of any of the agreements, conditions, covenants, provisions, or stipulations of this Lease, without commencing litigation, then the costs, expenses, and reasonable attorneys' fees and disbursements incurred by Landlord shall be paid to Landlord by Tenant. All references in this Lease to attorneys' fees shall be deemed to include all legal assistants', paralegals', and law clerks' fees and shall include all fees incurred through all post-judgment and appellate levels and in connection with collection, arbitration, and bankruptcy proceedings. However, the term "attorneys' fees" shall exclude fees for lawyers who are employees of a party.

      28.17. Captions, Headings and Exhibits. The captions and headings in this Lease have been inserted herein only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of, or otherwise affect the provisions of this Lease. The exhibits referred to in, and attached to, this Lease are hereby incorporated in full by reference. Unless otherwise expressly provided in the exhibit or the body of this Lease, in the event of any conflict or inconsistency with the provisions contained in the body of this Lease and the exhibits, the provisions contained in the body of this Lease shall control.

      28.18. Partial Severability. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be effected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      28.19. Applicable Law/Venue. This Lease shall be governed by, and construed in accordance with, the laws of the State of Florida. The venue of any suit or proceeding brought for the enforcement of or otherwise with respect to this Lease shall always be lodged in the State Courts of the Ninth Judicial Circuit in and for Osceola County, Florida; or if the Circuit Court does not have jurisdiction, then before the United States District Court for the Middle District of Florida (Orlando Division); or if neither of such courts shall have jurisdiction, then before any other court sitting in Osceola County, Florida, having subject matter jurisdiction, regardless of whether, under any applicable principle of law, venue may also be properly lodged in the courts of any other Federal, State or County jurisdiction.

      28.20. Waiver of Jury Trial. Landlord and Tenant waive trial by jury in any action, proceeding, or counterclaim involving any matter whatsoever arising out of or in any way connected with this Lease. Tenant further waives the right to interpose any permissive counterclaim of any nature in any action to obtain possession of the Premises.

      28.21. Successors and Assigns. Subject to the limitations set forth in this Section, all rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind Landlord and Tenant and their several and respective heirs, executors, administrators, successors and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid. The word "Landlord" is used herein to include Landlord named above and any subsequent owner of the Premises, as well as their respective successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this Lease as Landlord.

      28.22. Effect of Submission. The submission by Landlord to Tenant of this Lease in draft form shall be solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect, shall not constitute an option for the leasing of the premises herein described, nor confer any rights or impose any obligations upon either party. The submission by Landlord of this Lease for execution by Tenant and the actual execution and delivery thereof by Tenant to Landlord or the submission of any correspondence or other communications between the parties in connection therewith, shall similarly have no binding force and effect unless and until Landlord shall have executed this Lease and a duplicate original thereof shall have been forwarded to Tenant or its representative or delivered in person to Tenant or its representative. Accordingly, any such submission by Landlord or its agents or attorneys is intended only as non-binding discussions, and either party shall have the absolute right to withdraw from such discussions without any liability whatsoever to the other party.

      28.23. Interpretation. It is the intent of the parties hereto that if any term, covenant or condition of this Lease is capable of two interpretations, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which shall render it valid. Printed parts of this Lease shall be as binding upon the parties hereto as other parts hereof. Parts of this Lease which are written or typewritten shall have no greater force or effect than and shall not control parts which are printed, but all parts shall be given equal effect. No meaning shall be attributable to any sections which are "reserved" or "intentionally omitted", nor shall any inference be drawn from any deletion, modification or amendment from any prior draft of this Lease. Tenant declares that Tenant has read and understands all parts of this Lease, including all printed parts hereof. The parties acknowledge and agree that this Agreement has been negotiated "at arm's length" by and between Landlord and Tenant, each having the opportunity to be represented by legal counsel of its choice and to negotiate the form and substance of this Lease and, therefore, in construing the provisions of this Lease neither party will be deemed disproportionately responsible for draftsmanship.

      28.24. Recording. Tenant shall not record this Lease, or any memorandum or short form hereof, without the prior written consent and joinder of Landlord. Any such recordation by Tenant without Landlord's prior written consent and joinder shall render this entire Lease automatically void and of no further force and effect.

      28.25. Cure by Mortgagees. If any mortgagee shall forward to Tenant written notice of the existence of its mortgage, then Tenant shall, so long as such mortgage is in existence, be required to give to such mortgagee the same notice and opportunity to correct any default as is required to be given to Landlord under this Lease, but such notice of default may be given by Tenant to Landlord and such mortgagee concurrently.

      28.26. Accord and Satisfaction. No payments by Tenant or receipt by Landlord of a lesser amount than any payment of Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

      28.27. Representations of Tenant. Tenant represents and warrants to Landlord that all financial, management and operational information regarding Tenant and its principals previously provided to Landlord by Tenant, were and are true and correct and accurately report and depict the financial and operational experience of the entities described therein and do not omit any material facts or information which, if disclosed, might affect a reasonable Landlord's judgment regarding the propriety of entering into this Lease with Tenant. Tenant hereby represents and warrants that Tenant is and shall remain at all times during the term of this Lease in good standing in its state of incorporation and authorized to transact business in the State of Florida.

      28.28. Radon Gas Notification. In accordance with the requirements of Florida Statute ss.404.056(6), the following notice is hereby given: "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

      28.29. Landlord's Media Rights. Landlord shall have the right, without Tenant's consent, to photograph, take motion pictures of, televise, make miniatures of or otherwise reproduce in any manner or through any media the exterior of the Building and/or the Premises, or any portion thereof, in conjunction with any marketing, publicity, sales or promotional activities relating to Celebration, or any portion thereof. Landlord may use, sell or license any such pictures or other reproductions for any purpose, commercial or otherwise, both during the Term hereof and after the expiration or sooner termination of this Lease. Tenant shall endeavor to obtain, for Landlord's benefit, releases, clearances or other instruments from any of its employees, which may be necessary to permit Landlord to make and use or permit to be made and used any photographs, motion pictures or other reproductions for any of the purposes herein provided.

      28.30. Affiliates. As used in this Lease, the term "Affiliate" means, as to any entity, any other entity which is controlled by, controls, or is under common control with such entity. The term "control" (including the terms "controlled," "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity. The term "Affiliates" shall be the plural reference to "Affiliate."

      28.31. Survival. The provisions of this Lease which from their context or application are intended to survive the expiration or earlier termination of this Lease shall so survive.

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed on the date set forth above.

                                        TENANT:

                                        VOX COMMUNICATIONS CORP.
                                        a Delaware corporation

   /s/ Sharon M. Mitchell               By: /s/ Mark Richards
--------------------------------            ------------------------------------
(Signature of First Witness)
     Sharon M. Mitchell                     Mark Richards
--------------------------------        ----------------------------------------
(Printed Name of First Witness)         Printed Name

     /s/ James Knoeller                 Title:         President
--------------------------------               ---------------------------------
(Signature of Second Witness)

      James Knoeller                    Date:          1/21/05
--------------------------------              ----------------------------------
(Printed Name of Second Witness)


                                        LANDLORD:

                                        LEXIN CELEBRATION LLC,
                                        a Delaware limited liability company
                                        By: Lexin Celebration MM LLC
                                        Managing Member
                                        By: Lexin Capital LLC
                                        Sole Member

  /s/ Francis P. Jenkins III            By: /s/ Metin Negrin
--------------------------------            ------------------------------------
(Signature of First Witness)
    Francis P. Jenkins III                  Metin Negrin
--------------------------------        ----------------------------------------
(Printed Name of First Witness)         Printed Name

                                        Title:         President
--------------------------------               ---------------------------------
(Signature of Second Witness)

                                        Date:          1/21/05
--------------------------------              ----------------------------------
(Printed Name of Second Witness)

                                   EXHIBIT "A"
                                   -----------

               Graphic Depiction of Downtown Celebration Property
               --------------------------------------------------

                                   EXHIBIT "B"
                                   -----------

                         Downtown Celebration Site Plan
                         ------------------------------

The Downtown Celebration Site Plan shown above is intended to show the approximate location of the Building and the Premises, but not the specific configuration of Downtown Celebration or locations of all of the Downtown Celebration Buildings, and Landlord expressly reserves the right to reconfigure, alter, enlarge, reduce or redesign all or any portion of Downtown Celebration and the Downtown Celebration Buildings in such manner as Landlord in it sole and absolute discretion may determine.

                                   EXHIBIT "C"
                                   -----------

                               Premises Floor Plan
                               -------------------

The Premises Floor Plan shown above is a conceptual plan only, and Tenant hereby acknowledges that (i) the Premises as finally constructed may vary in one (1) or more respects from the Premises Floor Plan shown above and (ii) such variances shall not constitute a breach of, nor otherwise entitle Tenant to cancel or terminate, this Lease.

                                   EXHIBIT "D"
                                   -----------

                                  Tenant's Work
                                  -------------

Tenant shall be responsible for all design, engineering, construction, fabrication and installation of all interior improvements beyond what has been provided by Landlord as described in Exhibit "D-1", at Tenant's sole cost and expense. Unless otherwise provided in this Lease, the Tenant's Work may include, without limitation, the following types of work:

I.    GENERAL

A. Installation of floor, walls and ceiling finishes, including finishes to area on the first floor following demolition of the stairwell by Landlord.

B. Interior Partitions: Any interior partitions required as a result of the nature of the operations of Tenant.

C. All equipment, facilities and systems utilized in connection with the operation of Tenant's business within and from the Premises beyond what have been provided by Landlord.

II.   ELECTRICAL

A. All electrical distribution conduit, wiring, circuitry, panels, fuses, disconnect switches, meter bases, receptacles, switches, and any other miscellaneous controls beyond Landlord's electrical closet.

B. Alarm systems or other protective devices, public address systems, fire extinguishing devices and any other system(s) necessary to abide by all governmental rules and regulations.

C.    All interior lighting, wiring and control systems.

D. Any electrical service beyond what is provided by Landlord, which may be required to serve the Premises as a result of Tenant's desire to upgrade Landlord's standard electrical service. Upgrade shall be contingent upon verification by Landlord's electrical engineer that there exists sufficient excess electrical service capacity to upgrade Tenant's base electrical service.

E. All electrical wiring and controls for any exterior sign, which sign must be approved by Landlord in advance.

III.  TELEPHONE

      All wiring, distribution, connections and controls necessary to provide telephone service beyond what is provided by Landlord. Tenant shall be responsible for arranging with the local telephone company for the necessary telephone connections to the Premises.

IV.   PLUMBING

      All plumbing connections, services, fixtures and equipment beyond the plumbing stubs provided to the Premises by the Landlord including, without limitation:

      1. Underground and overhead piping within Tenant's Premises including required insulation.

      2. Installation of bathrooms and related fixtures and equipment meeting all governing codes, rules and regulations.

      3. Any drinking fountains, water coolers or other plumbing fixtures beyond the washroom fixtures.

      4. Any special filtering systems and/or drainage requirements due to any special equipment needs within Tenant's Premises.

      5.    All kitchen equipment requiring plumbing connections or services.

V.    MECHANICAL

      All mechanical connections, equipment and controls beyond what has been provided by Landlord. Tenant's HVAC designs must be performed by a licensed mechanical engineer registered in the State of Florida in accordance with all applicable codes, rules and regulations and must be compatible with Landlord's condenser water system. Tenant's work shall include, without limitation, the following:

      1. All connections and extensions to Landlord's condenser water system stubs including, without limitation, piping, insulation, valves and controls.

      2. Installation of a water-cooled heat pump system designed to serve the normal operating cooling needs of Tenant's Premises. Heat pump must be provided with a condensate water drip pan piped to nearest drain.

      3. Ductwork distribution for supply and return air including, without limitation, registers, grilles, etc.

      4     Thermostat equipment and control wiring.

      5. Grease exhaust ducts for restaurant designated spaces consisting of welded metal duct with appropriate access panels for clean out.

      6. Kitchen exhaust hoods with continuous washdown hoods and charcoal filters for restaurant designated spaces.

      7. Any and all supply, return, make-up air and exhaust system ductwork required as a result of Tenant's HVAC design.

      8. Any and all mechanical, cooling and heating equipment within Tenant's Premises.

      9. All exterior mounted kitchen exhaust units must be equipped and mounted with proper roof curbs and drip pans. Drips pan overflows must be directly piped to grease line interceptors.

      10. All restaurant exhaust hoods shall be specified to include a continuous washdown hood system.

VI.   ACCESS

      Tenant must provide access to any of Landlord's equipment, utilities, systems cleanouts, valves and controls which may be contained in or run through Tenant's Premises. Tenant must provide access panels to Landlord's equipment which may be contained within Tenant's finished space.

VII.  SPECIAL EQUIPMENT

      Alarm systems or other protective devices, PA systems, fire extinguishers, conveyers, elevators, escalators, dumb waiters, time clocks, delivery door buzzers, storm and screen doors, store enclosures, dry chemical fire protection system, and all lighting and electrical work not covered in Landlord's Work.

VIII. PLANS AND SPECIFICATIONS

      A complete set of architectural and engineering drawings and specifications to include all work to be performed by Tenant. Tenant must adhere to the plan submittal and review requirements as specified in
      Section 3.1 of the Lease. Said drawings and specifications are to be prepared by a duly licensed architect or engineer. Tenant shall also be responsible for submitting an interior finish and material sample board for review and approval by Landlord. Tenant plans submitted to Landlord for review and approval shall include, without limitation, the following:

      1. Architectural: floor plans, reflected ceiling plans, wall elevation, sections and details.

      2. Furniture, Fixture and Equipment plan listing all proposed fixturing and equipment.

      3.    Finish and Equipment schedule.

      4. Electrical Plans describing all Tenant's electrical system design including, without limitation, power distribution, receptacles, etc.

      5. Lighting Plan describing Tenant's lighting design with appropriate fixture schedule.

      6.    Plumbing  plan  listing  all  of  Tenant's   plumbing   systems  and
            equipment.

      7. Mechanical plan listing all of Tenant's mechanical systems and equipment.

      8. Fire Protection System plan listing Landlord's fire protection grid and Tenant's modifications.

      9.    Signage: interior and exterior signage plans and specifications.

IX.   PERMITS, FEES AND LICENSES

      Tenant shall obtain and pay for all permits, fees and licenses required for the design, construction, occupation and operation of Tenant's Premises.

X.    SIGNAGE

      All signage and graphics on interior  and  exterior of Tenant's  Premises.
      Tenant shall submit shop drawing for Landlord's approval prior to fabrication or installation of any signage.

XI.   TENANT AGREES TO THE FOLLOWING:

A. Tenant shall supply to Landlord, before commencing its work hereunder, a performance and payment bond as required by Section 3.2 of the Lease providing that all of Tenant's Work will be paid for and performed lien free.

B. Tenant shall supply contractor's affidavits concerning the total cost of the work to be performed.

C. Tenant's Work shall conform to all applicable governing codes, ordinances, rules, regulations and requirements of fire insurance rating bureau.
      Landlord's  approval  of  the  Plans  and  Specifications   shall  not  be
      considered  as  approval  of  the  structural   adequacy  thereof  or  the
      compliance thereof with applicable laws and does not release Tenant from this obligation.

D.    No combustible materials are permitted above ceiling.

E. Signage shall be in accordance with Landlord's sign requirements as adopted by Landlord from time to time and shall be subject to Landlord's approval prior to installation.

F. Tenant agrees that utility lines may pass through its Premises to service other tenants and building areas.

G. Tenant agrees to require its contractors and/or subcontractors to furnish Landlord evidence of adequate insurance coverage prior to Tenant's contractors performing any work in Tenant's Premises.

H. Tenant and/or its contractors and/or subcontractors are limited to performing their work in the Premises only. Tenant and/or its contractor and/or subcontractor shall each be responsible for daily removal of all trash, rubbish and surplus material resulting from construction, fixturing and merchandising of the Premises, and all construction debris shall be hauled from the Premises and Downtown Celebration at Tenant's sole cost and expense.

I. Tenant and/or its contractor and/or subcontractors are responsible for temporary utilities for their work including, without limitation, payment of utility charges.

J. Any upgrade of any component of the Premises, including, without limitation, the floor slab, thickness of demising partition, insulation, emergency equipment and smoke/fire alarms, and mechanical, electrical and plumbing systems, shall be at Tenant's sole expense; provided, however, that prior to starting such upgrades, Tenant shall have received Landlord's written consent to such upgrades pursuant to the provisions of this Lease.

K. All work performed by Tenant must not only be approved by Landlord, but must have temporary and final Waiver of Liens submitted to Landlord. Tenant shall provide Landlord with a list of all contractors, sub-contractors, suppliers and materialmen providing labor, material and equipment to the Premises.

L. Tenant shall be responsible for separate metering of gas, electric, sewer and domestic water service to the Premises.

                                  EXHIBIT "D-1"
                                  -------------

                                 Landlord's Work
                                 ---------------

                                      None

                                   EXHIBIT "E"
                                   -----------

                            Permitted Use of Premises
                            -------------------------

      Throughout the Term and subject at all times to the use restrictions set forth in Article 6 of this Lease, the Premises shall be used and occupied by Tenant only for the following Permitted Use, and for no other use or purpose whatsoever: an administrative office for a communications company. Tenant shall, at its own cost and expense, obtain all licenses and permits necessary for the Permitted Use.

      Any use not specifically set forth herein, shall be subject to the prior written approval of Landlord, which approval may be granted or withheld in Landlord's sole and absolute discretion, and shall be subject at all times to the use restrictions set forth in Article 6 of this Lease. Tenant hereby acknowledges that Landlord has a very substantial interest in maintaining the family-oriented image, reputation, nature and feel of Downtown Celebration and, in recognition of the foregoing, Tenant agrees to and shall promptly remove from display within the Premises any merchandise and/or other items which Landlord, in its sole and absolute discretion, determines to be inconsistent with the aforesaid standards and values. Further, Tenant expressly acknowledges and agrees that nothing contained herein shall permit or be deemed to permit the sale or display of any merchandise licensed by or affiliated with "CELEBRATION", "WALT DISNEY WORLD(R)" or "DISNEY" (either alone or in conjunction with or as a part of any other word or name) including, without limitation, any merchandise which utilizes or contains any of the fanciful characters or designs of Lexin Celebration LLC, The Walt Disney Company or any of its related, affiliated or subsidiary companies.

                                   EXHIBIT "F"
                                   -----------

           Downtown Celebration Office Building Rules and Regulations
           ----------------------------------------------------------

      The following are the Rules and Regulations of Downtown Celebration Office Buildings and, as indicated, shall be applicable to the use and operation of the Common Property and to the use, occupancy and operation of all Office Buildings within Downtown Celebration:

      1. Access. Tenant shall not obstruct any elevators, vestibules, stairways, corridors, halls, sidewalks, passages, exits, entrances, roadways, truck ways, loading docks, package pick-up stations, or pedestrian sidewalks or ramps within any Building or any other portion of Downtown Celebration. No sidewalk or walkway shall be used for other than pedestrian travel. All sidewalks and other Common Property contiguous to the Premises shall be kept clean and free at all times of trash, dirt, rubbish or debris of any kind. No person shall use any roadway, sidewalk, or walkway, except as a means of egress or ingress to retail or commercial establishments or residential areas or automobile parking areas within Downtown Celebration, or adjacent public streets. Such use shall be in an orderly manner, and in accordance with the directional and other signs or guides. Roadways shall not be used for parking or stopping, except for the immediate loading or unloading of passengers.

      2. Advertising. Tenant shall not: (i) use, or permit to be used, any area outside the Premises (including, without limitation, any lobbies, landings, sidewalks or other portions of the Common Property for solicitation or for any other business, occupation or undertaking, or for outdoor public meetings, circuses or other entertainment of any kind (except for promotional activities in cooperation with Landlord); (ii) use or permit to be used any sound broadcasting or amplifying device which can be heard outside of the Premises; or
(iii) use or permit to be used any flashing, beacon, strobe, chaser or other form of special attention-getting lighting which may be visible from the exterior of the Premises. Tenant shall not park any trailer, truck or other vehicle in Downtown Celebration at any time for the purpose of advertising or promoting Tenant's business. Upon Landlord's request, Tenant shall cease any advertising by Tenant which uses or employs the name of CELEBRATION and which, in Landlord's reasonable opinion, tends to adversely impact or impair the reputation of Celebration or Landlord.

      3. Utilities. Tenant shall keep corridor doors closed except when being used for access. Tenant shall use no other method of heating or cooling other than that supplied by Landlord or installed with Landlord's approval as part of the Tenant Improvements. The interior of the Premises shall at all times be maintained at a comfortable temperature.

      4. Solicitation, Etc. Tenant shall not, and shall not permit any third parties to, solicit business or engage in any promotional activities or distribute any handbills or other promotional or advertising materials of any kind within the Premises or any other portion of Downtown Celebration, nor shall Tenant engage or permit any third parties to engage, in any sales or promotional practices within the Premises or any other portion of Downtown Celebration. Tenant shall not, and shall not permit any third parties to, solicit for or distribute any promotional or advertising materials or engage in any promotional activities, which are intended to or which may have the effect of encouraging customers of Tenant to attend, shop at, or order merchandise from any store, business, attraction or other location not contained within Downtown Celebration, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. Tenant shall not solicit membership in or contributions for any organization, group, association or any other purpose, or permit any other third parties to do the same anywhere in the Premises or any portion of Downtown Celebration, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. Canvassing, soliciting, and peddling within Downtown Celebration is prohibited, and Tenant shall cooperate to prevent the same. In addition to the foregoing, neither Tenant nor its employees or agents shall, in or on any part of Downtown Celebration:

            (a) Engage in any conduct that might tend to interfere with or impede the use of any of the Common Property by any customer, business invitee, employee, or tenant of Downtown Celebration, create a disturbance, attract attention, or harass, annoy, disparage, or be detrimental to the interest of any of the retail, commercial or residential establishments within Downtown Celebration.

            (b) Throw, discard, or deposit any paper, glass, or extraneous matter of any kind, except in a designated trash receptacle, or create litter hazards of any kind.

            (c) Use any sound making device of any kind or create and produce in any manner noise or sound that is annoying, unpleasant or distasteful to any other tenant, occupant, or adjacent resident.

            (d) Deface, damage, or demolish any sign, light standard or fixture, landscaping material, or other improvement within Downtown Celebration, or the property of customers, business invitees, or employees situated within Downtown Celebration.

      5. Parking. Tenant, and Tenant's employees and customers shall not use any automobile parking areas except for the parking of motor vehicles during the period of time the occupant(s) of such motor vehicles are working in or customers or business invitees of retail or commercial establishments within Downtown Celebration. Usage of parking spaces shall be in common with all other tenants of the Building or of Downtown Celebration, and their employees, agents, invitees and guests. Additionally, Tenant's employees, agents, invitees and guests shall abide by all posted roadway signs an about the parking facilities and all motor vehicles shall be parked in an orderly manner within the painted lines defining the individual parking spaces. Trailers, trucks or cars shall not be permitted to remain parked overnight within Downtown Celebration, whether loaded, unloaded or partially loaded. Landlord shall have the right to tow away any vehicle, at Tenant's expense, which is in violation of these Rules and Regulations or which is determined by Landlord to be objectionable. In the event that Tenant or its employees shall fail, after written notice, to park in the designated parking areas so designated for employee parking as set forth in the Lease, Landlord, at its option, shall be entitled to charge Tenant TWENTY-FIVE DOLLARS ($25.00) per day or partial day per car parked in any area other than the designated employee parking area. Tenant agrees that parking lots contained within Downtown Celebration shall be managed by Landlord; that Landlord shall have the right to charge and retain a fee for parking in such lots; and that Landlord may prohibit Tenant and Tenant's employees from parking in such lots if Landlord deems it advisable to reserve such spaces for residential tenants and retail, commercial and other customers of Downtown Celebration.

      6. Theft or Loss. Tenant shall be responsible for the protection and security of the Premises and all property therein from robbery, theft, vandalism, pilferage or other loss. Landlord shall not be responsible for lost or stolen personal property, equipment or money occurring within the Premises or the Building, regardless of how or when the loss occurs. Tenant, upon leaving Premises at the end of any day, shall see that all windows and exit doors from the Premises is closed and locked. Tenant shall furnish Landlord with "afterhours" emergency telephone numbers, for the sole use of Landlord at its discretion. Except for emergency purposes, Landlord will use its best efforts to keep such telephone numbers confidential.

      7. Keys. Landlord shall furnish Tenant (free of charge) with two (2) keys to each door lock in the Premises. Landlord shall have the right to retain at all times, and to use in appropriate instances, keys to all doors within and to the Premises. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written consent of Landlord, which consent Landlord may withhold in its own discretion, and unless a duplicate key is delivered to Landlord. Tenant, upon the expiration or earlier termination of the Lease, shall deliver to Landlord all keys to all doors in the Premises, and in the event of a failure of Tenant to do so, Landlord shall have the right to change any locks in the Premises and charge Tenant for the reasonable cost thereof.

      8. Signs. Tenant shall not place, or cause or allow to be placed, any sign, placard, picture, advertisement, notice or lettering whatsoever, in, about or on the exterior of the Premises, the Building or Project, except in and at such places as may be designated by Landlord and consented to by Landlord in writing. Any such sign, placard, advertisement, picture, notice or lettering so placed without Landlord's consent may be removed by Landlord without notice to and at the expense of Tenant. All lettering and graphics on corridor doors shall conform to the building standard prescribed by Landlord and shall be subject to Landlord's approval as set forth in the Lease. All approved signs erected, placed or installed by Tenant shall be maintained by Tenant in good repair and in a neat, clean, and orderly condition pursuant to the terms and provision of the Lease.

      9. Deliveries/Loading/Unloading. All deliveries to the Premises and loading and unloading of goods shall be done only at the rear entrance(s) to the Premises, or as may be otherwise determined by Landlord from time to time.

      10. Moving/Equipment. Tenant shall not use any hand trucks or other material-handling equipment within the Premises or the Building, within which the Premises is located, except those equipped with rubber tires and side guards. Any damage to the Premises, said Building or any other portion of Downtown Celebration arising out of the movement of any equipment, furniture or other property, shall be repaired by Tenant at its sole expense.

      11. Equipment/Vibration/Noise. Landlord shall have the right to prescribe the weight, size and location of all equipment, materials, furniture or other property brought into the Premises, and the Building. Landlord shall also have the right to require all such items to be moved into and out of said Building or the Premises only at such times and in such manner as Landlord shall direct in writing; provided, however, movement of Tenant's property into and out of the Premises of said Building are entirely at the risk and responsibility of Tenant. Tenant shall not place a load upon any floor which exceeds the designed load per square foot or the load permitted by law. Heavy objects shall stand on such platforms as may be necessary to properly distribute the weight thereof.

Business machines and mechanical equipment which cause noise or vibration that may be transmitted, felt or heard outside the Premises, shall be placed and maintained by Tenant at Tenant's expense, on vibration eliminators or other similar devices. Tenant agrees not to use or permit the use of any apparatus for sound reproduction or transmission or of any musical instrument in such manner that the sound so reproduced, transmitted or produced shall be audible beyond the interior of the Premises; to keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Premises; and not to cause or permit objectionable odors to emanate or be dispelled from the Premises.

      12. Installation of Services/Roof. Except for telephone, computers and fax equipment installed wholly within the Premises and intended solely to support Tenant's business on the Premises, Tenant shall not install any signal, communications, telegraphic, telephonic, burglar alarm or similar services within the Premises, or any part of the Building, without Landlord's prior written approval, which Landlord may withhold in its sole and absolute discretion. Any such work, if approved by Landlord, shall be done at Tenant's sole cost and expense and shall be subject to such restrictions and limitations as Landlord shall impose. Tenant shall not go onto the roof of any Building for any reason without Landlord's prior written approval, which approval Landlord may withhold in its sole and absolute discretion.

      13. Antennas, Etc. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Premises or the Building or any other portion of Downtown Celebration. Tenant shall not interfere with radio or television broadcasting or reception from or within Downtown Celebration or any property located within the general vicinity of Downtown Celebration.

      14. Exterior Appearance. Tenant shall not place or install any show cases, awnings, window coverings, shades, lighting, signs, canopies, or any other item or article, in front of or affixed to any part of the exterior of the Premises or the Building or any other portion of Downtown Celebration.

      15. Restrooms. The restrooms, toilets, urinals, wash bowls and other bathroom facilities and apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substances of any kind whatsoever shall be disposed of therein. Tenant shall keep all toilets, urinals, wash bowls and other bathroom fixtures and apparatus clean and sanitary and in compliance with all applicable laws, ordinances and regulations. All restrooms shall be checked for cleanliness and cleaned at least daily and as otherwise needed. All expenses of repair or replacement due to any breakage, stoppage or damage of any bathroom facilities or related sanitary sewer lines in the Premises shall be borne exclusively by Tenant.

      16. Fire-Retardant Materials. All paneling or other wood products not considered furniture which Tenant shall install in the Premises shall be of fire-retardant materials. Prior to the installation of any such materials, Tenant shall submit to Landlord a satisfactory (in the reasonable opinion of Landlord) certification of such materials' fire-retardant characteristics.

      17. Landlord's Right. Landlord shall have the right to remove or exclude from or to restrain (or take legal action to do so) any unauthorized person from, or from coming upon, Downtown Celebration or any portion thereof, and to prohibit, abate, and recover damages arising from any unauthorized act, whether or not such act is in express violation of these Rules and Regulations or of the Lease. Any persons in or entering the Building shall be required to comply with the security policies of the Building, if any. If Tenant desires its own security service for the Premises, Tenant shall have the right (with advance written consent of Landlord) to obtain such service at its sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Building of any person. In case of invasion, mob, riot or public incitement, Landlord reserves the right to prevent access to the Building during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Building and property or persons therein.

      18. Trash and Garbage. Tenant shall store all trash and garbage in containers within the Premises and/or, as to non-standard office trash, in a location within the Common Property designated by Landlord, and shall not at any time place, leave or discard any trash or any object of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. Tenant shall not burn any papers, trash or garbage of any kind in or about the Premises or the Building. All non-standard office waste, trash and garbage shall be packed in leak resistant, odor resistant containers prior to disposal. All boxes or cartons shall be broken down and/or torn by Tenant as necessary to be easily accommodated in the trash and garbage containers. Tenant shall not place any material in any trash or garbage container which cannot be disposed of in the ordinary and customary course of trash and garbage disposal.

      19. Holidays. The following dates shall constitute "Holidays" as said term is used in this Lease:

      A.    New Year's Day

      B.    Memorial Day

      C.    Independence Day

      D.    Labor Day

      E.    Thanksgiving Day

      F.    Christmas Day

      20. Services. Only persons authorized by Landlord will be permitted to furnish newspapers, ice, drinking water, towels, barbering, shoe shining, additional janitorial services, floor polishing and other similar services and concessions in the Building, and only at hours and under regulations fixed by Landlord. Tenant shall not do any cooking or operate any restaurant, luncheonette, or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverages to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord. Tenant may, however, provide a coffee and beverage bar and/or microwave oven for the use of its employees.

      21. Maintenance Generally. The Premises shall be kept neat, clean, well maintained and in good repair at all times, and Tenant shall be responsible for all ongoing maintenance and upkeep of the Premises in accordance with the Lease.

      22. Windows. Tenant will keep the inside and outside of all glass in the doors and windows of the Premises clean, and shall replace promptly, at its expense, any plate glass or window glass which may become cracked or broken.

      23. Food Preparation Areas. Tenant shall keep any food preparation areas in the Premises clean and sanitary and in compliance with all applicable laws, ordinances and regulations.

      24. Pest Control. Tenant shall provide for regular insect and pest control service for the Premises from a certified, bonded pest extermination company reasonably designated or approved by Landlord, such service to be performed at least monthly or at such other interval as Landlord may reasonably require. Tenant shall provide Landlord with a copy of its pest control service agreement and evidence of payment therefor, at least five (5) days prior to the Commencement Date and annually thereafter.

      25. Compliance. Tenant shall be responsible for the compliance by its employees and agents with the foregoing Rules and Regulations, and, with respect to Tenant's customers, invitees and guests, Tenant shall exercise due diligence in the enforcement and observation of these Rules and Regulations.

      26. Waiver. No release or waiver by Landlord of any provisions herein shall be enforceable by Tenant unless in writing and executed by Landlord. The failure by Landlord to insist upon the strict performance of any of the terms or provisions hereof shall not be deemed a waiver of any rights or remedies of Landlord or a waiver of any subsequent violation or failure of compliance with these Rules and Regulations.

      27. Amendment. Landlord shall have the right to promulgate additional Rules and Regulations or amend or rescind any of the foregoing Rules and Regulations from time to time as Landlord in its sole and absolute discretion deems suitable for the safety, care and cleanliness of Downtown Celebration and the conduct of a first class retail shopping/commercial/office/residential district. Tenant shall comply with all new or amended Rules and Regulations upon receipt of written notice of the same from Landlord.

      28. Consent. Whenever any consent or approval of Landlord is required pursuant to these Rules and Regulations, such consent shall be in writing and shall be given or withheld by Landlord in accordance with the standards for such consent or approval as set forth in the Lease.

      29. Conflict with Lease. These Rules and Regulations are in addition to and shall not be construed to in any way modify or amend the terms, provisions, agreements, covenants and conditions of the Lease. In the event of any conflict between the Rules and Regulations and the Lease, the terms and provisions of the Lease shall prevail.

                                   EXHIBIT "G"
                                   -----------

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT "H"
                                   -----------

        Downtown Celebration Common Expenses - List of Items and Charges
        ----------------------------------------------------------------

      1. The cost of cleaning, maintaining, repairing and replacing the roof, exterior walls and other exterior or structural elements of the Downtown
Celebration   Buildings  and  other   improvements   located   within   Downtown
Celebration;

      2. All ad valorem real and personal property taxes and assessments attributable and levied and assessed by any lawful authority and payable by Landlord with respect to the real property which is now or hereafter becomes a part of Downtown Celebration, and buildings and improvements located therein including, without limitation, the Building and the Common Property, and all other costs and expenses incurred by Landlord in contesting any such taxes, assessments, or charges and/or negotiating with any such lawful authority with respect thereto, as well as all taxes and assessments levied by the CDD against Landlord, as the owner of Downtown Celebration;

      3. All insurance premiums attributable and payable with respect to the real property which is now or hereafter becomes a part of Downtown Celebration and all buildings and improvements located thereon and therein including, without limitation, the Building and the Common Property;

      4. The cost of operating, maintaining, repairing and replacing exterior music, public address and security systems, if any, in Downtown Celebration Buildings and the Common Property;

      5. The cost of maintaining, repairing and replacing utility systems and facilities, including, without limitation, underground electric, gas, sewer, water and telephone lines and mains located within Downtown Celebration Buildings and other portions of the Downtown Celebration Property, including, without limitation, those which traverse the Common Property (excluding those, if any, which are owned by utility companies providing such utility services to all Downtown Celebration Buildings and other portions of Downtown Celebration);

      6. The cost of operating, cleaning, maintaining, repairing and replacing all signs or signage which identifies Downtown Celebration Buildings generally and any other Downtown Celebration signs and signage (excluding Tenant's Signs, which shall be cleaned, maintained, repaired and replaced at Tenant's sole cost);

      7. The cost of  professional  services or fees involved in the  management
and  operation  of  the  Downtown  Celebration  Property,   including,   without
limitation, legal and accounting services;

      8. The cost of operating, maintaining, repairing and replacing the security, alarm or monitoring systems for the benefit of tenants in Downtown Celebration Buildings;

      9. The cost of operating, cleaning, maintaining, repairing and replacing sidewalks, parking lots or parking areas and entrances, access and service roads and travelways in Downtown Celebration, including, without limitation, sidewalks, walkways and corridors in or adjacent to Downtown Celebration Buildings, including, without limitation, periodic patching, repaving, resealing and restriping. Notwithstanding the foregoing, Tenant acknowledges that said sidewalks, parking lots, and roads are either public or available for use by all tenants and others permitted by Landlord, and Tenant has no exclusive rights with respect to same, or rights that are paramount to the rights of others;

      10. The costs incurred by Landlord in providing dumpsters or other containers for the deposit of trash, rubbish and recyclable materials and the removal of such trash, rubbish and recyclable materials;

      11. The cost of operating, maintaining and repairing Downtown Celebration traffic control systems and facilities, including, without limitation, on-ground and above-ground signs, signals and other traffic control devices;

      12. The cost of traffic control and security services for Downtown Celebration whether pursuant to service contracts or employees of Downtown Celebration, including, without limitation, amounts paid to consultants to optimize the efficiency of the parking and traffic flow within Downtown Celebration, and the costs of effectuating such consultants' recommendations;

      13. The cost of operating (including all utility charges related thereto), cleaning, maintaining, repairing and replacing the Condenser Water System, lighting systems and facilities, including, without limitation, those located in Downtown Celebration Buildings or in Downtown Celebration entrances, parking lots and signage;

      14. The cost of operating, cleaning, maintaining, repairing and replacing Downtown Celebration drainage systems and facilities, including, without limitation, Downtown Celebration underdrains, culverts, ditches, ponds and lakes;

      15. The cost of maintaining, repairing and replacing, from time to time, Downtown Celebration fountains, lawns, gardens, planting beds and other landscaping areas and all landscaping, including, without limitation, all grasses, plants, shrubs, bushes, trees and other plants or planting materials;

      16. The cost of supplies, uniforms, pagers, radios, automobiles, trucks, and other such equipment and materials required for any of the foregoing;

      17. The cost of operating, maintaining, repairing, replacing and renting from time to time, machinery, equipment and tools required for any of the foregoing, including, without limitation, the cost of storage for such machinery, equipment and tools whether on-site or off-site;

      18. All assessments levied by the Association against Landlord, as the owner of Downtown Celebration;

      19. The cost of maintenance and service agreements entered into by Landlord for the operation, maintenance or repair of any or all of the Downtown Celebration Property including, without limitation, pest control agreements;

      20. The cost of all wages, salaries, fringe benefits and employer taxes for all employees of Landlord or of Downtown Celebration, if any, engaged in the operation, maintenance, repair and replacement of the Downtown Celebration Property, including, without limitation, Downtown Celebration Buildings and Common Property located thereon, or any of its component parts;

      21. The cost of a management fee to Landlord or any other managing agent selected by Landlord for and in connection with the management of the Downtown Celebration Property, in an amount to be determined by Landlord;

      22. The costs relating to any energy saving devices, equipment or installations or any water saving devices, equipment or installations installed by Landlord from time to time for the benefit of all tenants of Downtown Celebration;

      23. The costs incurred by Landlord for the purchase, installation, operation, removal and storage of holiday decorations from time to time, for use throughout Downtown Celebration;

      24. The cost expended by Landlord to place and keep the Common Property in compliance with all present and future governmental laws, regulations and ordinances, including, without limitation, the ADA;

      25.  All  utility  costs  incurred  by  Landlord  in  connection  with the
operation  of  the  Common  Property,   including,   without   limitation,   any
improvements, equipment, signage and other facilities related thereto; and

      26. Reasonable reserves established by Landlord for deferred maintenance and/or replacement of any portion or all of Downtown Celebration or any of its component parts.

                                   EXHIBIT "I"
                                   -----------

                                Extension Option
                                ----------------

1. Provided that on the date Tenant delivers its Notice of Intent to Extend (as defined below) and on the Termination Date, Tenant is not then in default of any of its obligations under this Lease, Tenant may extend the Term ("Extension Option") for one (1) additional five (5) year period ("Extension Option Term"), to commence on the third (3rd) anniversary of the Lease Year Commencement Date ("Extension Term Commencement") and terminate on the day immediately preceding the eighth (8th) anniversary of the Lease Year Commencement Date. Tenant shall exercise the Extension Option by delivering written notice to Landlord ("Notice of Intent to Extend") between two hundred ten (210) and one hundred eighty (180) days prior to the Termination Date of the Initial Lease Term, as defined in
Section 1.1 of this Lease. In the event Tenant fails to deliver its Notice of Intent to Extend as and when required in the preceding sentence, Tenant shall be deemed to have irrevocably waived its right to the Extension Option.

2. In the event Tenant exercises the Extension Option, Landlord shall deliver, and Tenant shall execute, Landlord's form lease amendment (the "Lease
Amendment") extending the Lease Term as provided herein, within fifteen (15) days following the delivery of the Notice of Intent to Extend. Failure of the Tenant to execute the Lease Amendment within the said period shall constitute a waiver of the Extension Option.

3. The Base Rent for each Lease Year during the Extension Option Term shall be adjusted and increased (but never decreased) to the greater of either (i) an amount equal to the sum of the Base Rent for the immediately preceding Lease Year plus an additional three percent (3%) thereof, or (ii) that sum (but in not event less than the Base Rent payable for the preceding Lease Year), which is derived by multiplying the Base Rent payable for the preceding Lease Year by a fraction, the numerator of which shall be the "CPI Index" (as defined below) in effect for the calendar month which is two (2) calendar months prior to the calendar month in which the first day of the Lease Year for which the adjustment is to be made occurs and the denominator of which shall be the "CPI Index" in effect for the calendar month which is two (2) calendar months prior to the calendar month in which the Extension Option Commencement occurs. The term "CPI Index", as used herein, shall mean the Consumer Price Index for All Urban Consumers (CPI-U) - U.S. Average, All Items (1982-1984 = 100), published by the Bureau of Labor Statistics of the U.S. Department of Labor ("CPI"); provided, however, that if the CPI shall be discontinued, the CPI Index shall be the index of Consumer Prices in the U.S. most closely comparable to the discontinued CPI Index, after making such adjustments in items included or method of computation as may be prescribed by the agency publishing the same, or as otherwise may be required to compensate for changes subsequent to the Lease Year Commencement Date. In the event a comparable substitute index is not available, then the price index used in making the CPI-based adjustments provided for in this Lease shall be the successor thereto, compiled and published by an agency of the United States government, which determines the purchasing power of the dollar. If Landlord determines that there is no such index compiled and published by an agency of the United States government, then a nationally recognized firm of independent certified public accountants designated by Landlord shall select a successor price index, government or private, which best reflects changes in the purchasing power of the dollar, and the decision of said accountants in selecting such successor price index to be used hereunder shall be final and binding upon the parties. Landlord shall pay the fees of said accountants payable in respect of their selection of such successor price index. In the event the base reference year used in computing the CPI is changed during the Term, the 1982-84 = 100 index published concurrently by the Bureau of Labor
Statistics shall continue to be used in the calculation of adjustments hereunder; provided, however, that in the event the Bureau of Labor Statistics ceases to currently publish the 1982-84 = 100 index, then the adjustments provided for in this Lease shall be calculated based upon the new base year index, and in such event Landlord shall apply a conversion factor to such new index for the purpose of making such new index as comparable as practicable with the prior base year index. Such conversion factor shall be obtained from the Bureau of Labor Statistics if in fact the Bureau of Labor Statistics publishes such a conversion factor, otherwise a nationally recognized firm of certified public accountants designated by Landlord shall select a conversion factor.

4. In the event that Tenant exercises the Extension Option, Tenant shall complete certain alterations to the Premises ("Extension Term Alterations"). The Extension Term Alterations shall include, without limitation, the following elements of interior construction necessary to update the interior decor of the Premises in accordance with Tenant's Permitted Use thereof, including, without limitation, the following types of work: (i) repaint all previously painted surfaces; (ii) replace all wall coverings; (iii) replace all carpeting; and (iv) replace any dated, worn, discolored, faded, stained, or damaged furniture, fixtures, equipment, signs, displays and other portions of the interior of the Premises and any such other renovation and alterations as Landlord may reasonably require. Said Extension Term Alterations are for the purpose of updating the decor of the Premises consistent with its Permitted Use, and shall be made in addition to any repair and maintenance work which Tenant may be obligated to perform pursuant to Article 16 of this Lease. All work to be performed shall be at Tenant's sole cost and expense.

5. Within fifteen (15) days following the execution by Landlord and Tenant of the Lease Amendment, Tenant shall submit to Landlord, for its review and approval in the manner set forth in Section 3.2 hereof, its plan and specifications for the Extension Term Alterations. Tenant shall proceed to complete the same in accordance with the provisions of Article 3 hereof, and shall provide Landlord with documentation and certification required therein. Tenant shall complete all Extension Term Alterations not later than sixty (60) days following the Extension Term Commencement. Landlord may declare Tenant in default if said Extension Term Alterations are not completed by such date.